               REVOLVING CREDIT, SECURITY AND GUARANTY AGREEMENT


     THIS REVOLVING CREDIT, SECURITY AND GUARANTY AGREEMENT ("AGREEMENT"), made and entered into as of March 13, 1997, is by and among SECURITY BANK OF KANSAS CITY, a Kansas banking corporation ("BANK"); CONCORDE CAREER COLLEGES, INC., a Delaware corporation ("BORROWER"); UNITED HEALTH CAREERS INSTITUTE, INC., a California corporation ("UNITED"); SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a California corporation ("SOUTHERN CALIFORNIA"); CONCORDE CAREERS - FLORIDA, INC., a Florida corporation ("FLORIDA"); COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC. a California corporation ("DENTAL"); CAREER ASSISTANCE, INC., a Missouri corporation ("CAI"); and COMPUTER CAREER INSTITUTE, INC., an Oregon corporation ("COMPUTER") (hereinafter, United, Southern California, Florida, Dental, CAI, and Computer shall sometimes be collectively referred to as "GUARANTORS" and each individually as a "GUARANTOR").

     WITNESSETH THAT:

     WHEREAS, Borrower has requested that Bank extend to Borrower a secured line of credit for working capital purposes; and

     WHEREAS, Bank is willing to extend the secured line of credit to Borrower, and Borrower is willing to accept loans from Bank pursuant to the secured line of credit, on the terms, covenants and conditions contained in this Agreement; and

     WHEREAS, the proceeds of Bank's loans to Borrower will be used by Borrower, in part, to satisfy the working capital needs of Guarantors by paying, for the respective accounts of Guarantors, expenses incurred by them in the operation of their respective businesses, and Guarantors, thus, will receive tangible benefits from Bank's loans to Borrower, and each of them has determined that it is in its respective best interest to guarantee the repayment of Bank's loans to Borrower and the interest which will accrue thereon and to secure its guaranty by granting Bank a security interest in all or substantially all of its assets, all so as to provide a material inducement to Bank to extend credit pursuant hereto for the respective benefits of Borrower and Guarantors;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, Borrower, Bank and Guarantors agree as follows:


                                   ARTICLE I
                                  Definitions
                                  -----------

     1.01. Certain Defined Terms. The following terms used herein shall have the meanings set forth in this Article and in the other parts of this Agreement referred to in this Article, and such meanings shall apply to both the singular and plural forms of such terms:

            When spelled with initial capital letters, "ACCOUNTS", "CHATTEL
                                                        --------    -------
PAPER", "CONSUMER GOODS", "DOCUMENTS", "EQUIPMENT", "FARM PRODUCTS", "FIXTURES",
-----    --------------    ---------    ---------    -------------    --------
"GENERAL INTANGIBLES", "INSTRUMENTS", "INVENTORY", and "PROCEEDS" shall have the
 -------------------    -----------    ---------        --------
same respective meanings as are given to those terms in the Uniform Commercial Code as enacted and in force at the date of this Agreement in the State of Kansas. Without limiting the generality of the foregoing, "Accounts" shall
                                                           --------
include all rights to payment (not evidenced by an Instrument or Chattel Paper) of tuition and fees due or to become due (whether or not fully earned) from any Person in respect of a course of study in which such Person or some other Person has enrolled or contracted to enroll at any of the schools operated by Borrower and Guarantors or other educational program offered by Borrower or any Guarantor, and shall include both Eligible Accounts and Accounts which are not Eligible Accounts; "General Intangibles" shall include any and all claims and
                    -------------------
rights to repayment of loans or advances, whether or not evidenced by receipt, ledger entry, book account or otherwise; and "Instruments" shall include shares
                                              -----------
of capital stock, notes and other securities of Subsidiaries of Borrower, Eligible Notes and Student Notes which are not Eligible Notes.

            "ADDITIONAL PLEDGED SECURITIES" is defined in the Section of this
             -----------------------------
Agreement entitled "Pledge Provisions".
                    -----------------

            "AFFILIATE" means, when used with reference to a given Person, any
             ---------
Person controlling, controlled by or under common control with such Person, within the meaning of such terms hereinafter in this Section set forth.

            "AGREEMENT" means this Revolving Credit, Security and Guaranty
             ---------
Agreement, including all Exhibits attached hereto and all amendments, modifications, restatements, substitutions and replacements hereof.

            "ASSETS" (only when spelled with an upper case "A") shall mean all
             ------
Collateral (as hereafter defined) and all tangible and intangible assets, rights, and property (whether real, personal or mixed) in which Borrower and Guarantors have a direct or indirect interest, including, without limitation, all the capital stock of each of the Guarantors.

            "BANK" is defined in the first paragraph hereof.
             ----

            "BANKING DAY" means any day other than Saturday, Sunday or any other
             -----------
day on which commercial banks in the State of Kansas are required to close under applicable law or executive order.

            "BANK LIABILITIES" means and includes all present and future
             ----------------
liabilities and obligations owed by Borrower to Bank under the Note (as hereinafter defined) and all obligations of Borrower and Guarantors under this Agreement and all other Loan Documents.

            "BORROWER" is defined in the first paragraph hereof.
             --------

            "BORROWING BASE" means, at any point in time, (i) eighty percent
             --------------
(80%) of the Eligible Accounts (after deducting all payments, adjustments, credits, and that portion of the Accounts and Notes representing unearned tuition) plus (ii) fifty percent (50%) of the aggregate principal amount (after deducting all payments, adjustments, credits and 100% of the aggregate principal amount of all Eligible Accounts and Eligible Notes with respect to which the obligor has not made any payment for 90 or more days) of the then-existing Eligible Notes, plus (iii) eighty percent (80%) of the net book value of Borrower's and all Guarantor's Equipment appearing on their books being kept in accordance with generally accepted accounting principles ("GAAP") as promulgated by the Financial Accounting Standards Board (the "FASB").

            "CAPITALIZED LEASE" shall mean any lease which is or should be
             -----------------
capitalized on the balance sheet of the lessee in accordance with GAAP, including (without limitation) Statement of Financial Accounting Standards No. 13 promulgated by the FASB.

            "CAPITALIZED LEASE OBLIGATIONS" shall mean the amount of the
             -----------------------------
liability reflecting the aggregate obligations under Capitalized Leases calculated in accordance with GAAP, including (without limitation) Statement of Financial Accounting Standards No. 13 promulgated by the FASB.

            "CLOSING" means disbursement by Bank to Borrower of the first Loan.
             -------

            "CODE" means the Internal Revenue Code of 1986, as amended from time
             ----
to time, together with all regulations from time to time in force thereunder.

            "COLLATERAL" is defined in the Section of this Agreement entitled
             ----------
"Definition of Collateral; Security Documents".
---------------------------------------------

            "CONSOLIDATED CURRENT ASSETS" means the current assets of Borrower
             ---------------------------
and all Guarantors, consolidated in accordance with GAAP.

            "CONSOLIDATED CURRENT LIABILITIES" means the current liabilities of
             --------------------------------
Borrower and the Guarantors, consolidated in accordance with GAAP.

            "CONSOLIDATED TANGIBLE NET WORTH" means, as of the time of any
             -------------------------------
determination thereof, the difference between total stockholders' equity and the sum of the values, as carried on the books of Borrower and Guarantors, of all unamortized debt discount and expense, goodwill, trademarks, trade names, patents, copyrights, deferred charges, and other intangible assets, all determined on a consolidated basis for Borrower and all Guarantors in accordance with GAAP consistent with those followed in the preparation of the financial statements referred to in the Sections of this Agreement entitled "Financial and
                                                                   -------------
Other Information" and "Financial Statements".
-----------------       --------------------

            "CONSOLIDATED TOTAL ASSETS" means the total assets of Borrower and
             -------------------------
the Guarantors, consolidated in accordance with GAAP.

            "CONSOLIDATED TOTAL LIABILITIES" means the total liabilities of
             ------------------------------
Borrower and the Guarantors, consolidated in accordance with GAAP.

            "CONSOLIDATED WORKING CAPITAL" means the excess of Consolidated
             ----------------------------
Current Assets over Consolidated Current Liabilities, provided that there shall not be included in Consolidated Current Assets for this purpose (a) any loans or advances (whether or not permitted by this Agreement) made by Borrower or any Guarantor to any Person other than a Guarantor except loans or advances to officers or employees in the ordinary course of business for travel and like expenses, or (b) any assets located outside (including any amounts payable by Persons located outside) the United States of America and Canada.

            "CONTRACT RIGHTS" has the meaning given to such term in the Uniform
             ---------------
Commercial Code.

            "CONTROL" (including the terms "controlling, "controlled by" and
             -------
"under common control with", and whether spelled with an upper case or lower case "c") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Without precluding the existence of a control relationship in other circumstances, a Person conclusively shall be deemed to control another Person if the first Person has the power to vote or direct the voting of five percent (5%) or more of the outstanding voting stock of the second Person.

            "DAY" (whether spelled with an upper case or lower case "d") means
             ---
a calendar day, unless otherwise specified.

            "DEFAULT" means an Event of Default, as defined in the Section of
             -------
this Agreement entitled "Defaults and Remedies", or an event or condition which,
                         ---------------------
with the passage of time or giving of notice, or both, would become an Event of Default.

            "DENTAL" is defined in the first paragraph of this Agreement.
             ------

            "ELIGIBLE ACCOUNT" means an Account now or hereafter owing to
             ----------------
Borrower or a Guarantor, which meets the following specifications at the time it first is included in computing the Borrowing Base and continues to meet the same so long as it continues to be so included:

               (a) To the best of Borrower's knowledge, based upon information available to Borrower at Borrower's corporate headquarters, the Account is currently due and payable and neither the Account nor any installment or other payment scheduled to be made on the Account has been written off by Borrower;

               (b) The Account arose from a bona fide, outright sale of goods by Borrower or the Guarantor, from a bona fide contract for the outright sale of goods entered into by Borrower or the Guarantor, from the performance of services by Borrower or the Guarantor or from a bona fide contract for the performance of services by Borrower or the Guarantor;

               (c) The Account is owned by Borrower or the Guarantor and is not subject to any assignment, claim, Lien or security interest of any character except the security interest of Bank or any other Liens permitted under Section 9.02 hereof;

               (d) The amount of the Account shown on Borrower's or the Guarantor's books is unconditionally owing to Borrower or the Guarantor, subject, in the case of an Account arising under a contract for the performance of services which have not been fully performed, to the performance of such services;

               (e) The Account arose in the ordinary course of Borrower's or the Guarantor's business, and Borrower has not received any notice of the appointment of a receiver for the account debtor or any of its property or of the death, dissolution, termination of existence, bankruptcy or insolvency, or any material adverse change in the financial condition, of the account debtor;

               (f) The Account did not arise out of a contract with or order from an account debtor which by its terms forbids or makes void or unenforceable the assignment to Bank of the Account arising therefrom;

               (g) The Account is not evidenced by a judgment, an Instrument or Chattel Paper;

               (h) Bank has not notified Borrower that Bank has determined the collectibility of the Account to be materially impaired (any such determination to be made by Bank in the reasonable exercise of its discretion); and

               (i) In the case of an Account arising under a contract for the sale of goods or the performance of services by Borrower or a Guarantor, which contract has not been fully performed by Borrower or the Guarantor, no default in the performance of Borrower's or the Guarantor's obligations under the contract or any other contract between Borrower (or the Guarantor) and the account debtor has occurred and is continuing.

     "ELIGIBLE NOTE" means a Student Note now or hereafter owned by Borrower
      -------------
or a Guarantor, which meets the following specifications at the time it first is included in computing the Borrowing Base and continues to meet the same so long as it continues to be so included:

               (a) One or more of the scheduled installment payments on the Student Note have become due and payable, and neither the Student Note nor any installment payment has been written off by Borrower;

               (b) The Student Note arose from a bona fide, outright sale of goods by Borrower or the Guarantor, from a bona fide contract for the outright sale of goods entered into by Borrower or the Guarantor, from the performance of services by Borrower or the Guarantor or from a bona fide contract for the performance of services by Borrower or the Guarantor;

               (c) The Student Note is owned by Borrower or the Guarantor and is not subject to any assignment, claim, lien or security interest of any character except the security interest of Bank or any other Liens permitted under Section 9.02 hereof;

               (d) The amount of the Student Note shown on Borrower's books is unconditionally owing to Borrower or the Guarantor, subject, in the case of a Student Note arising under a contract for the performance of services which have not been fully performed, to the performance of such services;

               (e) The Student Note arose in the ordinary course of Borrower's or the Guarantor's business, and Borrower has not received any notice of the appointment of a receiver for the maker or any of its property or of the death, dissolution, termination of existence, bankruptcy or insolvency, or any material adverse change in the financial condition, of the maker;

               (f) The Student Note does not, by its terms, forbid or make void or unenforceable the assignment thereof by Borrower to Bank;

               (g) Bank has not notified Borrower that Bank has determined the collectibility of the Student Note to be materially impaired (any such determination to be made by Bank in the reasonable exercise of its discretion);

               (h) In the case of a Student Note arising under a contract for the sale of goods or the performance of services by Borrower or a Guarantor, which contract has not been fully performed by Borrower or the Guarantor, no default in the performance of Borrower's or the Guarantor's obligations under the contract or any other contract between Borrower (or the Guarantor) and the maker has occurred; and

               (i) The Student Note is listed in the last Alpha Accounts Receivable report from NLSC prepared each month.

            "ENVIRONMENTAL LAW" means and includes the Comprehensive
             -----------------
Environmental Response, Compensation, and Liability Act; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984; the Toxic Substance Control Act; the Federal Insecticide, Fungicide and Rodenticide-Act; and any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, including, without limitation, asbestos and petroleum products; all as amended or hereafter amended.

            "ERISA" means the Employee Retirement Income Security Act of 1974,
             -----
as amended from time to time, together with all regulations from time to time in force thereunder.

            "EVENT OF DEFAULT" is defined in the Section of this Agreement
             ----------------
entitled "Events of Default".
          -----------------

            "GUARANTOR" and "GUARANTORS" include those Persons defined in the
             ---------       ----------
first paragraph of this Agreement as "Guarantors" and all "New Subsidiaries" as defined in the Section of this Agreement entitled, "Additional and Replacement
                                                    --------------------------
Subsidiaries".
------------

            "INCOME" is defined in the Section of this Agreement entitled
             ------
"Pledge Provisions".
------------------

            "INDEBTEDNESS" means all obligations for the payment of money,
             ------------
absolute or contingent, matured or unmatured, direct or indirect, joint or several or joint and several, including, without limitation, all liabilities secured by a Lien now or hereafter existing on property owned or acquired by a Person (whether or not the liability secured thereby shall have been assumed by such Person), all Capitalized Lease Obligations and all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others.

            "LIEN" means, with respect to any Asset, (i) any mortgage, lien,
             ----
pledge, charge, security interest, hypothecation or encumbrance of any kind with respect to such asset, whether created by contract, operation of law, levy, attachment, garnishment, other legal process or otherwise; (ii) the interest of a vendor, lessor or other Person under any conditional sale agreement, financing lease or other title retention agreement relating to such asset; or (iii) any agreement to grant a Lien within the meaning of the foregoing clauses (i) and
(ii).

            "LOAN" means a loan pursuant to Article II of this Agreement.
             ----

            "LOAN DOCUMENTS" means this Agreement, the Note, and all other
             --------------
documents now or hereafter executed by Borrower or Guarantor to evidence or secure any Loan, including all modifications, renewals and replacements thereof.

            "MAXIMUM CREDIT" means Three Million Dollars ($3,000,000.00) or such
             --------------
other amount as may from time to time be determined by written agreement duly executed by Borrower and Bank.

            "NOTE" is defined in the Section of this Agreement entitled "Note;
             ----                                                        -----
Repayment".
---------

            "OTHER PLEDGED PAPER" and "OTHER PLEDGED PROPERTY" are defined in
             -------------------       ----------------------
the Section of this Agreement entitled "Pledge Provisions".
                                        -----------------

            "PBGC" means the Pension Benefit Guaranty Corporation or any
             ----
successor entity.

            "PER ANNUM" means a calculation based on a year having 360 days, for
             ---------
the actual number of days elapsed.

            "PERSON" means any natural person, corporation, association, joint
             ------
venture, partnership, trust, organization or business, or any government or governmental or quasi-governmental agency, commission, board or other organization or any other political subdivision.

            "PLAN" shall mean any employee pension benefit plan (as defined in
             ----
Section 3(2) of ERISA, and specifically including any multi-employer plan, as defined in Section 4001(a)(3) of ERISA), the funding requirements of which (under Section 302 of ERISA or Section 412 of the Code) are, or were at any time within the six years immediately preceding the date as of which a Plan's status as such is being determined, in whole or in part, the responsibility of the Borrower.

            "PLEDGED COLLATERAL", "PLEDGED NOTES", and "PLEDGED STOCK" are
             ------------------    -------------        -------------
defined in the Section of this Agreement entitled "Pledge Provisions".
                                                   -----------------

            "PRIME RATE" means the Per Annum prime or base rate of interest
             ----------
determined by Bank and distributed to its officers and employees from time to time for their use in setting and adjusting interest rates on loans, regardless of whether such prime or base rate is otherwise published or utilized and irrespective of the rates charged by Bank on loans to Persons other than Borrower. Borrower acknowledges that the Prime Rate is not necessarily the best available rate or even a favorable rate.

            "REPORTABLE EVENT" means (a) any of the events set forth in Section
             ----------------
4043(b) (other than a Reportable Event as to which the provision of 30 days' notice to the PBGC is waived under applicable regulations), 4062 or 4063(a) of ERISA, (b) an event requiring the Borrower or any Guarantor to provide security to a Plan under Section 401(a)(29) of the Code and (c) any failure to make payments required by Section 412(m) of the Code.

            "SECURITY DOCUMENTS" is defined in the Section of this Agreement
             ------------------
entitled "Definition of Collateral; Security Documents".
          --------------------------------------------

            "SOUTHERN CALIFORNIA" is defined in the first paragraph of this
             -------------------
Agreement.

            "STUDENT NOTE" means a promissory note payable to or to the order of
             ------------
Borrower or a Guarantor to evidence Borrower's or such Guarantor's right to payment of tuition and fees due or to become due (whether or not fully earned) from any Person in respect of a course of study in which such Person or some other Person has enrolled or contracted to enroll at any of the schools operated by Borrower or such Guarantor or pursuant to any education program offered by Borrower or such Guarantor.

            "SUBORDINATED 5% DEBENTURES" means the 5% Debentures dated February
             --------------------------
25, 1997, in the aggregate principal amount of $3,500,000.00 issued by Borrower to Cahill, Warnock Strategic Partners Fund, L.P. and Strategic Associates, L.P. (collectively, "DEBENTURE HOLDERS").

            "SUBSIDIARY" means, when used with reference to a given Person, any
             ----------
Person controlled by such Person, within the meaning of the term "controlled" as defined above.

            "UNIFORM COMMERCIAL CODE" means, except where otherwise provided or
             -----------------------
otherwise required by law, the Uniform Commercial Code as enacted in the State of Kansas, as amended or modified from time to time.

     1.02.  Accounting Terms.  All accounting terms used herein and not
            ----------------
otherwise defined shall be construed and interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles and practices in effect from time to time in the United States, applied on a consistent basis.


                                  ARTICLE II
                                Line of Credit
                                --------------


     2.01.  Loans; Conditions Precedent.  Bank agrees, on the terms and subject
            ---------------------------
to the conditions of this Agreement, to make loans (each a "LOAN") to Borrower, from time to time during the period ending on the earlier of the expiration or termination of Bank's commitment pursuant to the Section of this Agreement entitled "Termination" (but not during the pendency of any suspension of Bank's
          -----------
commitment pursuant to said Section), in such amounts as Borrower shall request; provided, however, Bank shall have no obligation to make a Loan to Borrower if, after the making of such Loan, the aggregate unpaid principal balance of all Loans to Borrower would exceed the lesser of the Maximum Credit or the then Borrowing Base based upon the most recent Borrowing Base Certificate provided by Borrower to Bank.

     2.02.  Note; Repayment.  The Loans shall initially be evidenced by and
            ---------------
repaid in accordance with a single promissory note duly executed on behalf of Borrower, substantially in the form of Exhibit 2.02, attached hereto, dated as
                                       ------------
of the date of Closing, in a principal amount equal to the Maximum Credit as initially fixed herein, and payable to the order of Bank. Such note and any and all amendments, extensions, modifications, renewals, reaffirmations, restatements, replacements and substitutions thereof and therefor are herein referred to as the "NOTE".

     2.03.  Interest Rate and Payments.  Interest shall accrue on the unpaid
            --------------------------
principal balance of the Note outstanding from time to time at a rate or rates specified in or calculated as provided in the Note. Bank intends to give notice to Borrower of each change in the Prime Rate and of the anticipated amount of each interest payment scheduled under the Note, but Bank shall have no liability to Borrower or any other Person for failure to give any such notice. If Borrower does not pay any interest when due, Bank shall have the right, at its option, as attorney-in-fact of Borrower under an irrevocable power, to effect payment of such interest by making a Loan or a charge to any account or accounts maintained by Borrower with Bank in the amount of such interest.

     2.04.  Line of Credit Procedures.  Within fifteen (15) days after the end
            -------------------------
of each calendar month, Borrower shall deliver to Bank a Borrowing Base Certificate, substantially in the form of Exhibit 2.04, attached hereto, showing
                                          ------------
the Borrowing Base as of the end of the month just ended. Upon Borrower's request for a Loan and Borrower's satisfaction of the conditions precedent for such Loan, Bank will disburse such Loan to or for the benefit or account of

Borrower. Requests may be made by Borrower in person, in writing, or by telephone; provided, however, Bank shall have no responsibility whatsoever to verify the authority of the individual making request for a Loan on behalf of Borrower by telephone. Bank shall set up and establish a loan account for Borrower on the books of Bank in which will be recorded all Loans made by Bank to Borrower pursuant to this Agreement ("LOAN ACCOUNT"). Bank shall enter all Loans as debits in Borrower's Loan Account. Bank shall also record in Borrower's Loan Account, in accordance with customary accounting practice, all other taxes, charges, expenses and other items which are chargeable to Borrower under the expressed terms of the Loan Documents, all payments received by Bank, all proceeds of Collateral which are finally paid to Bank in cash or solvent credits and all other appropriate debits and credits. The debit balance of Borrower's Loan Account shall reflect the amount of Borrower's Indebtedness to Bank from time to time by reason of Loans and other appropriate charges hereunder. Bank intends to prepare, monthly, a statement of interest for Borrower's Loan Account. Each such statement shall be considered correct and accepted by Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after the sending of said statement by Bank to Borrower.


                                  ARTICLE III
                                   Guaranty
                                   --------

     3.01.  Guaranties.  Guarantors hereby unconditionally, jointly and
            ----------
severally, guarantee payment when due of all Bank Liabilities. Guarantors, further, jointly and severally agree to pay, if and to the extent not prohibited by applicable law, any and all expenses (including but not limited to reasonable attorneys' fees and expenses) incurred by Bank in endeavoring to collect any Bank Liabilities and in enforcing their respective guaranties. With respect to all Bank Liabilities, the liability of the Borrower and Guarantors shall be joint and several, with the same effect as if all of Guarantors had executed a joint and several guaranty separate from this Agreement.

     3.02.  Waivers.  Guarantors hereby severally waive presentment, demand and
            -------
protest, notice of acceptance of their respective guaranties, of the creation of Bank Liabilities, of any default and of protest, dishonor or other action taken in reliance on their respective guaranties, and any and all demands and notices of any kind in connection with the protection of or realization upon any Bank Liabilities, any obligation hereunder or any security for any of the foregoing. Each Guarantor unconditionally and irrevocably waives any and all defenses, claims and counterclaims any or all of them may ever have which are based upon
(a) any action or omission by Bank with respect to the preservation of the value of any Collateral, but not any act or omission that is determined to constitute intentional misconduct; (b) Bank's exercise, or failure to exercise, any right or remedy against Borrower, any Guarantor or any Collateral; and (c) any failure to attach, perfect, or realize upon any Lien or other security interest or encumbrance upon any Collateral.

     3.03.  Bank's Rights.  Bank may, from time to time and without in any way
            -------------
affecting any of Guarantors' respective liabilities or any of Bank's rights under this Agreement, any other of the Loan Documents or applicable law, take any one or more of the following actions, successively or concurrently, and in any order: demand payment of or accelerate any Bank Liabilities following an Event of Default, alter, extend, renew, or change the time, place, manner or terms of payment of, or grant indulgences with respect to, any Bank Liabilities; increase or decrease the rate of interest on any Bank Liabilities; obtain the primary or secondary liability of any party or parties, in addition to Guarantors, with respect to any Bank Liabilities; release or compromise any liability of any of Guarantors or of any other party or parties primarily or secondarily liable on any Bank Liabilities; take, exchange, sell, release or otherwise deal in any manner or in any order with any Collateral or other property securing any Bank Liabilities or any obligation of any of Guarantors following an Event of Default; apply to Bank Liabilities in such order as Bank shall determine any sum received by it from whatsoever source; or resort to Guarantors or any one or more of them for payment of any or all Bank Liabilities following an Event of Default, whether or not Bank shall have resorted to any Collateral or other property securing any Bank Liabilities or shall have proceeded against any other party primarily or secondarily liable on any Bank Liabilities.

     3.04.  Preservation of Liability.  Guarantors jointly and severally agree
            -------------------------
that should Bank repay (either by reason of court order or judgment or in settlement of a controversy) to Borrower or the estate or trustee of Borrower or to Borrower as debtor-in-possession, any sum previously received by Bank in respect of any Bank Liabilities, as a result of a claim of a voidable preference or fraudulent transfer or otherwise, then Guarantors shall immediately reimburse Bank for the sum so repaid, with interest on such sum from the date Bank makes such payment until paid in full at the Default Rate specified in Exhibit 2.02, attached hereto, and, if and to the
                          ------------
extent not prohibited by applicable law, any and all expenses (including but not limited to reasonable attorneys' fees and expenses) incurred by Bank in enforcing such reimbursement and in resisting such repayment.

     3.05.  Financial Condition of Borrower. Bank may grant or continue credit
            -------------------------------
or financial accommodations to Borrower from time to time, without notice to or authorization from any of Guarantors, regardless of Borrower's financial condition at the time of such grant or continuation and regardless of any other fact concerning Borrower which Bank knows or should know at such time. Bank shall have no obligation to disclose to or discuss with any of Guarantors Bank's assessment of the financial condition of, or any other matter concerning, Borrower or any other Guarantor

     3.06.  Bankruptcy. The obligations of all Guarantors shall in no way be
            ----------
affected, diminished, or impaired by the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, appointment of a receiver, reorganization or similar proceeding at law or in equity affecting the duties of Borrower or any Guarantor under this Agreement. Nor shall the obligations of any Guarantor be affected, diminished, or impaired by the release of Borrower or any other Guarantor by the operation of law or otherwise from the performance or observance of any of the covenants contained herein or in any Loan Agreement.

     3.07.  Waiver of Claims Against Borrower and Other Guarantors. Each
            ------------------------------------------------------
Guarantor hereby waives all claims, rights and remedies, whether under theories of reimbursement, indemnity, or subrogation to Bank's rights or otherwise, which any Guarantor may now have or hereafter acquire against Borrower or any other Guarantor that arises hereunder or from the performance by such Guarantor hereunder, including, without limitation, all claims, remedies and rights of subrogation, reimbursement, exoneration, contribution, indemnification, and participation in any claim, right or remedy of Bank against Borrower or any Guarantor or any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. No Guarantor shall be deemed a "creditor" of Borrower or any other Guarantor with respect to the Bank Liabilities, as said term "creditor" is defined in the U.S. Bankruptcy Code, as amended. Each Guarantor further waives all rights to require the marshaling of any assets of Borrower and the other Guarantors, which right of marshaling might otherwise arise from any partial payment of the Bank Liabilities by Guarantor.

     3.08.  Defenses of Borrower and other Guarantors. The guaranty obligations
            -----------------------------------------
of each Guarantor shall remain fully enforceable irrespective of any defenses or counterclaims that Borrower or any other Guarantor may assert on the Bank Liabilities, including but not limited to failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury.

     3.09.  Joint Application. Each Guarantor hereby acknowledges that the
            -----------------
extension of credit by Bank as referenced herein has been made upon the joint application of Borrower and all Guarantors, and such extension of credit would not have been made based solely upon the credit worthiness of Borrower or any individual Guarantor.

     3.10.  Subrogation; Subordination. No Guarantor shall exercise any right or
            --------------------------
remedy it may acquire against Borrower or any other Guarantor by way of subrogation, as a result of a payment of Bank Liabilities pursuant to a guaranty contained in this Article or otherwise, until all Bank Liabilities have been paid in full. Each Guarantor hereby subordinates all sums presently or hereafter owed by Borrower to Guarantors to all Bank Liabilities presently or hereafter owed by Borrower to Bank. This subordination shall cover all forms of debt and claims that are presently or hereafter owed to Guarantor, including but not limited to income, fees, expenses, loans and other sums Borrower or any other Guarantor may owe to such Guarantor. Upon demand by Bank after the occurrence of and during the continuance of any Event of Default, no Guarantor shall demand or accept payment of any consideration or debt from Borrower or any other Guarantor unless and until the Bank Liabilities have been satisfied in full; provided, however, Guarantors may continue to receive usual and customary expense payments, rental payments and other payments typically made by Borrower to or on behalf of Guarantors in the ordinary course of business. Any sums received by any Guarantor in violation of this paragraph shall be held by Guarantor in trust for Bank, and such Guarantor shall immediately notify Bank in writing of all such sums received. Upon receiving demand from Bank, all sums received and held in trust pursuant to this paragraph shall be immediately paid over to Bank.

     3.11.  Burden and Benefit; No other Conditions or Limitations. The
            ------------------------------------------------------
guaranties set forth in this Article shall inure to the benefit of Bank, its successors and assigns, and shall be binding upon Guarantors and their respective successors and assigns. There are no conditions or limitations to such guaranties except as expressly set forth in this Article.

     3.12.  Additional and Replacement Subsidiaries. Borrower represents and
            ---------------------------------------
warrants that the Guarantors and those subsidiaries listed on Exhibit 3.12
                                                              ------------
comprise all Subsidiaries and other business entities in which Borrower owns (legally or beneficially) a controlling interest. Should Borrower or any Guarantor acquire any controlling interest in any other Subsidiary or other business entity other than those listed on Exhibit 3.12 ("NEW SUBSIDIARY"), then
                                           ------------
Borrower and all Guarantors covenant and warrant that each such New Subsidiary shall guarantee all Bank Liabilities on the same terms and conditions as those contained within this Article, and all terms and conditions of this Agreement pertaining to, or binding upon, the Guarantors shall pertain to and bind each New Subsidiary. Any failure or refusal of any New Subsidiary to immediately join in the execution of this Agreement and a separate guaranty agreement containing the same terms and conditions as those appearing within this Article shall be deemed an Event of Default hereunder.


                                  ARTICLE IV
                              Security for Loans
                              ------------------

     4.01.  Grant of Security Interests by Borrower to Bank. To secure the full
            -----------------------------------------------
performance of all Bank Liabilities, Borrower hereby mortgages, pledges, conveys and assigns to Bank, and grants Bank a continuing security interest in, all personal property of the following types which is now owned or hereafter shall be owned or acquired by Borrower, whether now in existence or hereafter coming into existence, and all products and proceeds of such property:

               All Equipment, Farm Products, Consumer Goods, Inventory, Accounts, Contract Rights, Deposit Accounts, General Intangibles, Instruments, Documents, Chattel Paper, and money (including money in bank accounts), including but not limited to all accounts receivable, promissory notes, contracts, furniture, fixtures, computers, books, supplies, records, and other assets of any kind owned by Borrower.

     4.02.  Grant of Security Interests by Guarantors to Bank. To secure its
            -------------------------------------------------
guaranty contained in Article III hereof, and all other present and future liabilities and obligations owed by it to Bank, of every kind or description, now existing or hereafter created or incurred, matured or unmatured, direct or indirect, absolute or contingent, joint or several or joint and several, whether or not evidenced by promissory note, receipt, ledger entry, book account or otherwise, including interest accrued or accruing thereon and any extensions or renewals thereof and substitutions therefor, and whether similar or dissimilar to its guaranty contained in Article III hereof, each Guarantor hereby mortgages, pledges, conveys and assigns to Bank, and grants Bank a continuing security interest in, all personal property of the following types which is now owned or hereafter shall be owned or acquired by such Guarantor, whether now in existence or hereafter coming into existence, and all proceeds of such property:

               All Equipment, Farm Products, Consumer Goods, Inventory, Accounts, Contract Rights, Deposit Accounts, General Intangibles, Instruments, Documents, Chattel Paper and money (including money in bank accounts), including but not limited to all accounts receivable, promissory notes, contracts, furniture, fixtures, computers, books, supplies, records, and other assets of any kind owned by Guarantors.

     4.03.  Grant of Security Interests by Guarantors to Borrower. To secure any
            -----------------------------------------------------
and all present and future liabilities
and obligations owed by it to Borrower, of every kind or description, now existing or hereafter created or incurred, matured or unmatured, direct or indirect, absolute or contingent, joint or several or joint and several, whether or not evidenced by promissory note, receipt, ledger entry, book account or otherwise, including interest accrued or accruing thereon and any extensions or renewals thereof and substitutions therefor, each Guarantor hereby mortgages, pledges, conveys and assigns to Borrower, and grants Borrower a continuing security interest in, all personal property of the following types which is now owned or hereafter shall be owned or acquired by such Guarantor, whether now in existence or hereafter coming into existence, and all proceeds of such property:

               All Equipment, Farm Products, Consumer Goods, Inventory, Accounts, Contract Rights, Deposit Accounts, General Intangibles, Instruments, Documents, Chattel Paper and money (including money in bank accounts), including but not limited to all accounts receivable, promissory notes, contracts, furniture, fixtures, computers, books, supplies, records, and other assets of any kind owned by Guarantors.

The security interests granted in this Section shall be junior and subordinate to the security interests granted in favor of Bank, irrespective of the order in which such security interests are perfected.

     4.04.  Assignment by Borrower to Bank of Security Interests Granted by
            ---------------------------------------------------------------
Guarantors to Borrower. Borrower acknowledges and agrees that the property in
----------------------
which it has granted Bank a security interest in Section 4.01 hereof includes all of the Indebtedness, liabilities and obligations of the Guarantors to Borrower and the security interests which Guarantors have granted to Borrower in
Section 4.03 hereof to secure such indebtedness, liabilities and obligations. Borrower shall execute and deliver to Bank, promptly upon Bank's request therefor, such further instruments of assignment regarding the security interests granted by Guarantors to Borrower as Bank may request.

     4.05.  Definition of Collateral; Security Documents. All of the property
            --------------------------------------------
described in Sections 4.01 through 4.03 is herein referred to as the "COLLATERAL." Borrower and Guarantors shall execute and furnish to Bank any and all financing statements, continuation statements, termination statements, UCC information and copies certificates and other documents, information and materials pertaining to the Collateral (collectively referred to herein as the "SECURITY DOCUMENTS") as Bank may reasonably request from time to time to fully perfect, preserve, protect, maintain and determine the priority of Bank's security interest in the Collateral. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     4.06.  Pledge Provisions. The following provisions shall apply to all
            -----------------
shares of capital stock (of all classes), whether now owned or hereafter acquired, of all Guarantors and all New Subsidiaries (the "PLEDGED STOCK"), all Student Notes now or hereafter owned by Borrower or any Guarantor (the "PLEDGED NOTES"), any and all other Instruments, Chattel Paper and Documents now or hereafter owned by Borrower or a Guarantor ("OTHER PLEDGED PAPER"), and any and all other property, now or hereafter owned by Borrower or any Guarantor, which is now or at any time hereafter in the possession of Bank ("OTHER PLEDGED PROPERTY"); provided, however, that (i) nothing in this Section shall be deemed to limit the application or effect of any of the provisions of any other Article hereof or any other provision of this Agreement, it being intended that the provisions of this Section be cumulative with all other provisions of this Agreement, (ii) the terms "COLLATERAL" and "OTHER PLEDGED PAPER" shall not include any Student Notes transferred to CenCor, Inc., a Delaware corporation ("CENCOR") pursuant to the terms hereof, and (iii) the term "OTHER PLEDGED PROPERTY" shall not include certificates of deposit pledged by the Borrower to Mark Twain Bank as of the date of this Agreement:

            (a) Borrower and all Guarantors hereby pledge, assign, convey, and transfer unto Bank all the Pledged Stock, Pledged Notes, Other Pledged Paper, and Other Pledged Property as security for the payment and performance of all the Bank Liabilities. At or prior to the execution of this Agreement, Borrower and Guarantors shall deliver to Bank (i) the certificates evidencing all of the Pledged Stock which is then owned by Borrower or any Guarantor, each duly endorsed or accompanied by a stock power or other instrument of assignment duly executed in blank; (ii) all Other Pledged Paper then owned by Borrower or a Guarantor; and (iii) all of the Pledged Notes which are owned by Borrower or any Guarantor as of the date of this Agreement. Borrower and each Guarantor represents and warrants that all Pledged Stock, Other Pledged Paper, and Other Pledged Property that is owned or controlled by any of them as of the date of this Agreement is fully and accurately identified on Exhibit 4.06(a), attached
                                                     ---------------
hereto and incorporated herein by reference. All additional securities received by Borrower or any Guarantor in distributions in respect of any of the Pledged Stock by the issuer thereof (or any successor of any such issuer), by way of stock dividend, split-up, reorganization, recapitalization or other similar proceedings ("ADDITIONAL PLEDGED SECURITIES"), shall be delivered to Bank, duly endorsed or accompanied by a stock power or other instrument of assignment duly executed in blank, promptly after Borrower's or any Guarantor's receipt thereof. All Student Notes and Other Pledged Paper hereafter acquired by Borrower or any Guarantor also shall be promptly delivered to Bank. The Pledged Stock, Pledged Notes, Additional Pledged Securities, Other Pledged Paper and Other Pledged Property are herein referred to as the "PLEDGED COLLATERAL". Each item of the Pledged Collateral shall be accompanied, at the time it is delivered to Bank, by a transmittal letter identifying each item of the Pledged Collateral by date of execution, the party who executed same, the number of shares and the corporation issuing same (in the case of Pledged Stock), the stated principal balance (in the case of Pledged Notes), and other information that reasonably identifies the other Pledged Collateral. Borrower and Guarantors hereby irrevocably constitute and appoint Bank, and each of its present and future officers, the agents and attorneys-in-fact of Borrower and Guarantors, under powers coupled with interests, with full power of substitution in each, to endorse, in Bank's name or in the name of Borrower or any Guarantor, any of the Pledged Stock, Pledged Notes, Additional Pledged Securities or Other Pledged Paper which is not endorsed prior to the delivery thereof to Bank, and after an Event of Default to execute, in Bank's name or in the name of Borrower or any Guarantor, any other writing which Bank deems necessary or appropriate in order to realize on any of the Pledged Collateral.

            (b) Borrower and each Guarantor represents and warrants (i) Borrower and Guarantors are the only legal and beneficial owners of all the Pledged Collateral; and (ii) all the Pledged Collateral is and shall remain free and clear all liens, encumbrances and adverse interests of any kind other than the pledges and security interests contained herein and the other Liens permitted by Section 9.02 hereof.

            (c) Without limiting the generality of the grants of security interests in the foregoing Sections, Borrower and Guarantors hereby assign to Bank any and all cash dividends, redemptions, payments of principal and interest, and all other distributions and other income (hereinafter collectively referred to by the term "INCOME") which may become payable on the Pledged Collateral while this Agreement is in force; provided, however, that until an Event of Default has occurred and is continuing, Borrower shall have the right to collect and receive all income payable on the Pledged Collateral. Following and during the continuance of an Event of Default, Borrower and Guarantors hereby authorize Bank to direct all issuers and makers of, and all other Persons obligated on, any of the Pledged Collateral to pay all such Income directly to Bank or in accordance with Bank's directions, and release such issuers, makers and other Persons from any and all liability any of them otherwise might have to Borrower or any Guarantor for paying any such Income directly to Bank. Each such issuer, maker or other Person may rely and act on the foregoing assignment and direction with respect to any of the Pledged Collateral until, and the foregoing release shall be effective with respect to all Income on any of the Pledged Collateral paid to Bank prior to, the time such issuer, maker or other Person receives a written notice signed by Bank and acknowledging that it no longer claims a security interest in the Pledged Collateral or the item thereof in question. Bank shall have the further authority, after an Event of Default shall have occurred or be continuing, to endorse, in Bank's own name or in that of Borrower or any Guarantor, any and all Instruments by which any Income on any of the Pledged Collateral may be paid, and to take such action as it may deem appropriate from time to time, in its own name or in that of Borrower or any Guarantor, to enforce collection of any of the Pledged Collateral or realization on Borrower's or any Guarantor's rights in any real or personal property securing the same. To effectuate the foregoing, Bank is hereby granted an irrevocable power of attorney, coupled with an interest, by Borrower and each Guarantor, to endorse all such Instruments and related documents and correspondence in the names of Borrower and Guarantors. Bank may hold any Income received by it pursuant to this paragraph as additional security for the Bank Liabilities or may, at its sole option, apply the same to the payment of the Bank Liabilities in such order as it may determine. Unless an Event of Default shall have occurred and be continuing, each of Borrower and Guarantors shall be entitled to exercise any voting rights carried by any of the Pledged Collateral owned by it and to give consents, waivers and ratifications in respect thereof; provided, however, no vote shall be cast, nor shall any consent, waiver, ratification or other action be given or taken, which would be inconsistent with or violate the terms of any of the Bank Liabilities or of any instrument or agreement evidencing or relating to any of the Bank Liabilities.

            (d) Upon request by Bank after the occurrence of an Event of Default, Borrower and Guarantors promptly shall deliver to any issuer or maker of, or other Person obligated on, any of the Pledged Collateral, and to each such issuer's transfer agent and/or registrar, if any, written notice of Bank's security interest in the Pledged Collateral, and shall request each such issuer and its transfer agent and/or registrar, if any, and each such maker or other Person to deliver to Bank a written acknowledgment of receipt of such notice, including a statement that a notation of Bank's security interest has been made in the records of such issuer or its transfer agent and/or registrar or such maker or other Person.

            (e) Upon payment and performance in full of the Bank Liabilities in accordance with their terms, if Bank has no further obligation to extend credit to Borrower or any Guarantor, Borrower and Guarantors shall be entitled to the return, at their own expense, of such (if any) of the Pledged Collateral as then is held by Bank under this Agreement, together with any funds then held by Bank hereunder and a notice of the nature contemplated by paragraph (b) of this Section, in such number of signed counterparts as Borrower or any Guarantor may require.

            (f) In the event any of the Pledged Collateral is lost, damaged or destroyed through no fault of Borrower or any Guarantor while in the possession of Bank and, as a result, Borrower or a Guarantor incurs a loss, Bank shall reimburse Borrower or the Guarantor for such loss; provided, however, in the case of Pledged Stock, Pledged Notes, Additional Pledged Securities or Other Pledged Paper, that Borrower or the Guarantor has retained and can produce a photocopy of, and prove the existence of, the lost Pledged Collateral. In any action to enforce Bank's obligations under this paragraph, Borrower or the Guarantor, as the case may be, must establish by a preponderance of the evidence that it has exhausted all other avenues of recovery of the alleged loss and shall otherwise bear the ultimate burden of persuasion with respect to the issues of causation and amount of loss.

            (g) So long as Bank's commitment hereunder is in effect and until such time as all Loans and all other Bank Liabilities have been fully paid and discharged, the Bank reserves the right to assess Borrower and Guarantors a fee (not to exceed $200.00 per month) to offset the personnel expense incurred by Bank in handling and accounting for the Pledged Collateral. Such fee shall be payable in accordance with Bank's customary practices.

     4.07.  Assignment of Servicing Agreement. At or before Borrower's execution
            ---------------------------------
of this Agreement, Borrower shall cause to be executed and delivered to Bank an assignment of the agreement between Borrower and National Loan Servicing Corporation ("NLSC") regarding the servicing and collection by NLSC of all Student Loans and Student Accounts in the form attached hereto as Exhibit 4.07,
                                                                  ------------
incorporated herein by reference.


                                   ARTICLE V
                         Conditions Precedent to Loans
                         -----------------------------

            Bank's obligations under this Agreement and the other Loan Documents, including its obligations to make and to continue making Loans, are in all events subject to Borrower's and Guarantors' satisfaction of the following conditions precedent: (a) the continuing truth and accuracy of all of Borrower's and Guarantors' representations and warranties set forth in this Agreement; (b) the full and timely performance of all of Borrower's and Guarantors' covenants and obligations to be performed hereunder; (c) the due execution and delivery of this Agreement and the other Loan Documents; (d) the receipt by Bank of all of the Security Documents requested by Bank prior to the Closing, duly executed and filed or recorded where appropriate; (e) the non-occurrence of any Default; and (f) the receipt by Bank (at or before the Closing unless otherwise specified or waived by Bank) of all of the following instruments, documents and other items, in form and substance reasonably satisfactory to Bank:

     5.01.  Evidence of Insurance. Policies or certificates of casualty
            ---------------------
liability and workers' compensation insurance, naming Bank as an additional insured or loss payee, in form and substance reasonably satisfactory to Bank and with limits of liability as prescribed in the Section of this Agreement entitled "Insurance";
----------

     5.02.  Corporate Authority. Current certificates of good standing issued by
            -------------------
the Secretaries of State of Delaware, Tennessee, Colorado, and Missouri certifying that Borrower is in good standing in each such state; as to each Guarantor, a current certificate of good standing issued by the Secretary of State of the state in which it is incorporated and each other jurisdiction in which it is qualified as a foreign corporation, certifying that such Guarantor is in good standing in each such state or other jurisdiction; a copy of Borrower's current certificate of incorporation, including all amendments thereto, certified to be true and complete by the Secretary of State of Delaware; a copy of Borrower's current by-laws, including all amendments thereto, certified to be true and complete by its Secretary or Assistant Secretary; copies of the current certificate or articles of incorporation and current by-laws of each Guarantor, including all amendments thereto, certified to be true and complete by the Secretary or an Assistant Secretary of such Guarantor; copies of the resolutions adopted by the Boards of Directors of Borrower and each Guarantor which authorize the execution, delivery and performance of this Agreement and all other Loan Documents to which Borrower or such Guarantor is to be a party, certified in each case by the Secretary or Assistant Secretary of the corporation in question as having been duly adopted by the Board of Directors of such corporation and as being in full force and effect as of the date of the Closing; and certificates of Borrower's Secretary or Assistant Secretary and of the Secretary or Assistant Secretary of each of Guarantors as to the incumbency and signatures of the officers authorized to sign, on behalf of Borrower or such Guarantor, as the case may be, this Agreement, such other of the Loan Documents to which the corporation in question is to be a party, and, in the case of Borrower, requests for Loans and Borrowing Base Certificates;

     5.03.  Borrowing Base Certificate. A duly executed Borrowing Base
            --------------------------
Certificate substantially in the form attached hereto as Exhibit 2.04 for each
                                                         ------------
calendar month prior to the date of the requested Loan;

     5.04.  Opinion of Counsel. The written opinion of Bryan Cave LLP, counsel
            ------------------
for Borrower, in the form attached hereto as Exhibit 5.04; and
                                             ------------

     5.05.  Subordination Agreements. Subordination Agreements executed by the
            ------------------------
Debenture Holders in form and content satisfactory to Bank in its sole discretion.

     5.06.  Other Documents.  All other documents, instruments and other items
            ---------------
reasonably requested by Bank.


                                  ARTICLE VI
                        Representations and Warranties
                        ------------------------------


     As an inducement to Bank to enter into this Agreement and to make the Loans hereunder, Borrower and Guarantors jointly and severally represent and warrant to Bank that:

     6.01.  Organization, Guarantors and Qualification. Borrower is a
            ------------------------------------------
corporation duly organized and validly existing in good standing under the laws of the State of Delaware. Each Guarantor is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, as indicated in the first paragraph of this Agreement. Borrower is the record and beneficial owner of all of the outstanding shares of capital stock of each Guarantor (except that Southern California is the record and beneficial owner of all of the outstanding shares of capital stock of Dental). Each of Borrower and the Guarantors has all requisite power and authority to own its properties and assets and to carry on its business as now being conducted, and each of them is duly qualified as a foreign corporation and in good standing in every jurisdiction where the nature of the business transacted or property owned by it is such that applicable law requires such qualification, except where the failure to so qualify would not have a material adverse effect on Borrower, and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner presently conducted.

     6.02.  Corporate Authority and Authorization. Each of Borrower and
            -------------------------------------
Guarantors has all requisite power and authority to enter into and perform this Agreement and to execute, deliver and perform its obligations under such other of the Loan Documents to which it is or is to be a party. This Agreement and the other Loan Documents have been duly authorized by all necessary corporate action by and have been (or, in the case of any of the Loan Documents except this Agreement, will be) duly executed and delivered by authorized officers of, such of Borrower and Guarantors as are or are to be parties thereto, and are (or, in the case of any of the Loan Documents except this Agreement, will be upon execution thereof) valid agreements and obligations of such of Borrower and Guarantors as are or are to be parties thereto, legally binding upon and enforceable against such of Borrower and Guarantors as are or are to be parties thereto, in accordance with their respective terms.

     6.03.  Financial and Other Information. Borrower has heretofore furnished
            -------------------------------
to Bank (a) the consolidated balance sheets of Borrower and all Guarantors as of December 31, 1995 and 1994 and as of September 30, 1996 and 1995, (b) the consolidated statements of income and cash flows of Borrower and all Guarantors for the years and partial years ended said dates, and (c) the consolidated statements of stockholders' equity of Borrower and all Guarantors for the years ending on said dates. Said consolidated balance sheets and consolidated statements referred to above fairly present the financial position of Borrower and all Guarantors as of the dates of such balance sheets and the results of their operations and cash flows and, in the case of full years, changes in their stockholders' equity during the years and partial years ended said dates, and were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. Neither Borrower nor any of the Guarantors had, on September 30, 1996, any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments, unrealized or anticipated losses from any unfavorable commitments, or other liabilities, except as referred to or reflected or provided for in the consolidated balance sheet as of such date or as disclosed in public documents filed with the Securities and Exchange Commission.

     6.04.  Changes in Condition, Since September 30, 1996, there has been no
            --------------------
material change in the business, operations, financial condition or prospects of Borrower and Guarantors, taken as a whole, and neither Borrower nor any of the Guarantors has entered into any material transaction outside of the ordinary course of business, except as disclosed on Exhibit 6.04, attached hereto.
                                           ------------

     6.05.  Assets. Borrower has good and marketable title, either directly or
            ------
indirectly through a Guarantor, to all of the Assets, subject to no Liens, charges or encumbrances except for those, if any, disclosed on Exhibit 6.05,
                                                               ------------
attached hereto.

     6.06.  Litigation. There is no litigation, at law or in equity, or any
            ----------
proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending, or known to Borrower to be threatened, which may result in an adverse judgment against, liability of or loss to Borrower or any of the Guarantors, the amount of which may exceed $250,000.00 and which is not fully covered by insurance, or which might otherwise result in any material adverse change in or to the business, operations, prospects or financial condition of Borrower and the Guarantors taken as a whole, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued, or is known to be probable, which has, or is likely to have, any material adverse effect on the business, operations, prospects or financial condition of Borrower and the Guarantors taken as a whole, all except as disclosed on Exhibit 6.06, attached hereto.
                ------------
     6.07.  Tax Returns. With the exception of those returns listed on Exhibit
            -----------                                                -------
6.07, Borrower and the Guarantors have filed all tax returns which are required
----
to be filed and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or pursuant to assessments received. Borrower knows of no material additional assessments for which adequate reserves determined in accordance with generally accepted accounting principles have not been established. Borrower and all Guarantors have made adequate provision for all current taxes.

     6.08.  No Legal Obstacle to Agreement. Neither the execution nor the
            ------------------------------
delivery of the Loan Documents, nor Borrower's and Guarantors' performance of and compliance with the terms and provisions thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of, any Lien upon any of the Assets of Borrower or any of the Guarantors other than Liens in favor of Bank created hereby. Nor will such execution, delivery, performance or compliance require any authorization, consent, approval, exemption or other action by or notice to or filing with any court, governmental body, administrative agency or other Person pursuant to the charter or by-laws of Borrower or any of the Guarantors, any material agreement (including any agreement with stockholders), lease, indenture, mortgage, security agreement or other instrument, or any order, judgment, decree, arbitration award, law, rule or regulation to or by which Borrower or any of the Guarantors or any of Borrower's Assets is subject or bound. Neither Borrower nor any Guarantor is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of Borrower or such Guarantor, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of Indebtedness which Borrower or such Guarantor may incur or otherwise imposes restrictions on the incurring of Indebtedness by Borrower or such Guarantor, except as set forth in Exhibit 6.08, attached hereto.
                                       ------------

     6.09.  Defaults. Neither Borrower nor any Guarantor is in default under or
            --------
in violation of any provision of its charter or bylaws, any provision of any agreement, lease, indenture, mortgage, security agreement or other instrument, or any order, judgment, decree, arbitration award, law, rule or regulation to or by which Borrower or any Guarantor or any of Borrower's Assets is subject or bound, which default or violation has had, or may have in the future, a material adverse effect on the business, operations, financial condition or prospects of Borrower and the Guarantors, taken as a whole.

     6.10.  Pension Plans. All Plans (if any) existing at the date hereof are
            -------------
identified on Exhibit 6.10 hereto. Each Plan is in compliance with the
              ------------
applicable provisions of ERISA and the Code in all material respects. At the date hereof, there are no unfunded benefit liabilities (as determined under Section 4001(a)(18) of ERISA) under any Plan. Neither Borrower nor any Guarantor has any obligations under any multi employer plan (as defined in Section 4001(a)(3) of ERISA). Borrower has met all of the funding standards applicable to the Plans, and there exists no event or condition which would permit or require the institution of proceedings to terminate any Plan under Section 4042 of ERISA. No material liability to the PBGC has been, or is expected by Borrower to be, incurred by Borrower or any Guarantor.

     6.11.  Margin Stock. Neither Borrower nor any Guarantor is engaged in the
            ------------
business of extending credit for the purpose of purchasing or carrying margin stock, within meaning of Regulation U of the Board of Governors of the Federal Reserve System. Neither Borrower nor any Guarantor owns any margin stock, and none of the proceeds of any of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying margin stock.

     6.12.  Disclosure. Neither this Agreement nor any agreement, document,
            ----------
certificate, statement or information furnished to Bank by or on behalf of Borrower in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to Borrower which materially and adversely affects or in the future may (so far as Borrower can now foresee) materially and adversely affect the business, operations, prospects or financial condition of Borrower and the Guarantors taken as a whole, except to the extent that the same may be affected by future general economic conditions and except as has been disclosed to Bank in writing prior to the execution hereof.

                                  ARTICLE VII
                        Representations, Rights, Duties
                   and Covenants with Respect to Collateral
                   ----------------------------------------

     7.01.  Representations Concerning Collateral. Borrower and Guarantors
            -------------------------------------
jointly and severally represent and warrant to Bank that:

            (a) The Collateral is and shall be used primarily for business purposes and such thereof as consists of tangible property is and will be kept at Borrower's and Guarantors' respective business locations set forth in Exhibit
                                                                         -------
7.01(a), attached hereto, except that parts of the Collateral may be kept at
-------
other locations if the type of Collateral in question and the location at which it is or will be kept are disclosed in writing to Bank either in Exhibit 7.01(a)
                                                                 ---------------
or in a separate notice given not less than 30 days prior to such Collateral being moved to such location.

            (b) As of the effective date of any Borrowing Base Certificate signed and delivered to Bank on behalf of Borrower, Borrower shall be deemed to have warranted as to each Account or Student Note included as an Eligible Account or Eligible Note in the calculation of the Borrowing Base in such Certificate that such Account or Student Note is an Eligible Account or Eligible Note, as the case may be, as defined herein.

            (c) Except for the security interests granted to Bank herein and those permitted under the Section entitled, "Restrictions on Liens", Borrower or
                                             ---------------------
a Guarantor is, and as to Collateral acquired after the date hereof Borrower or a Guarantor shall and will be, the owner of the Collateral free from any Lien or other right, title or interest of any other Person and free from any restriction on transfer except such as may be imposed by applicable securities laws, and Borrower and Guarantors shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Bank.

            (d) All of Borrower's and Guarantors' records pertaining to Accounts, Instruments, Contract Rights and Inventory are kept at the addresses set forth in Exhibit 7.01(a), except as may be disclosed in writing to Bank in
             ---------------
an Exhibit to this Agreement designated Exhibit 7.01(d).
                                        ---------------
            (e) The address of each place of business and the chief executive office of each of Borrower and Guarantors is as set forth on Exhibit 7.01(e).
                                                             ---------------
            (f)  Except as set forth on Exhibit 7.01(f), if any, neither
                                        ---------------
Borrower nor any Guarantor owns any property subject to a certificate of title law or any judgments, tort claims, ships or aircraft.

     7.02.  Rights and Duties Respecting the Collateral. Borrower and Guarantors
            -------------------------------------------
jointly and severally agree as follows:

            (a) Except for the Liens created herein and those permitted under the Section entitled "Restrictions on Liens", Borrower and Guarantors shall keep
                      ---------------------
and maintain the Collateral intact and free and clear of all Liens.

            (b) Neither Borrower nor any Guarantor shall use the Collateral illegally or improperly or in any manner differing from usual and ordinary business usage.

            (c) Neither Borrower nor any Guarantor shall transfer any interest in the Collateral or transfer or dispose of any of the same except for (i) sales or disposal of obsolete equipment in the ordinary course of business; (ii) transfers to Borrower or a Guarantor; and (iii) transfers expressly permitted pursuant to Sections 9.01 and 9.03, below.

            (d) Bank shall have the rights, exercisable at any time after an Event of Default has occurred and during the continuance thereof and whether or not Borrower and Guarantors were theretofore making collections on their respective Accounts, (i) to notify the account debtors obligated on any or all of the Accounts of Borrower and Guarantors to make payment thereof directly to Bank, (ii) to demand, collect, receive, receipt for, sue for, compound and give acquittance for, in its own name or that of Borrower, any and all amounts due and to become due on the Accounts of Borrower and Guarantors, (iii) to endorse, in its own name or that of Borrower or any Guarantor, as agent and attorney-in-fact of Borrower and Guarantors under an irrevocable power, any and all commercial paper given in payment or part payment of the Accounts of Borrower and Guarantors, (iv) in its discretion, to file any claim or take any other action which Bank may deem necessary or appropriate to protect and preserve and realize upon the security interest of Bank in the Accounts of Borrower and Guarantors and Proceeds thereof, and (v) to take control of all Proceeds of any or all of the Accounts of Borrower and Guarantors and retain such Proceeds as security for or apply them against the Bank Liabilities, the order and method of any such application to be in the discretion of Bank. Until such time as Bank elects to exercise any such rights by giving notice to Borrower, Borrower and Guarantors are authorized to collect and enforce said Accounts in their own respective names. The costs of such collection and enforcement, including reasonable attorneys' fees and out-of-pocket expenses, and all other expenses and liabilities resulting therefrom shall be borne solely by Borrower and Guarantors whether the same are incurred by Borrower, any Guarantor or Bank.

            (e) Bank shall not have any duty as to the protection or collection of the Collateral or any income thereon, or as to the preservation of any rights pertaining thereto, beyond the duty to use reasonable care in the custody and preservation of any of the Collateral in its possession. "Reasonable care" shall not include taking necessary steps to preserve rights against adverse claimants or other persons or to ascertain or notify Borrower, any Guarantor or any other Person of declines in the market value of the Pledged Collateral; maturity, call or redemption dates; or the accrual or impending expiration of any right, option or privilege.

     7.03.  Covenants. Borrower and Guarantors jointly and severally covenant
            ---------
and agree that so long as Bank's commitment hereunder remains in effect and until all Loans and other Bank Liabilities have been fully paid and discharged:

          (a) They shall keep and maintain at their own respective cost and expense, at their respective chief executive offices, records relating to the Collateral which are accurate and complete in all material respects.

          (b) They shall keep and maintain such of the Collateral as consists of tangible property in good repair, condition and operating order and shall replace the same as reasonably necessary.

          (c) They shall furnish to Bank from time to time statements and schedules further identifying and describing any of the Collateral and its location.

          (d) They shall advise Bank promptly, in reasonable detail, of any Lien (other than any lien permitted under the Section entitled "Restrictions on
                                                                ---------------
Liens") or material claim made or asserted against any of the Collateral after
------
the date hereof, any material change in the composition of the Collateral, and of the occurrence of any event which would have a material adverse effect on the aggregate value of the Collateral or the security interests created hereunder or the ability of Bank to obtain value from any of the Collateral upon foreclosure.

          (e) They shall not permit any of the Collateral which consists of tangible property to be moved into any state in which one or more financing statements covering such Collateral are required to be filed to perfect or maintain the perfection of Bank's security interest in such Collateral, unless such financing statements have been filed in all required offices.

          (f) They shall observe and perform all terms, covenants and agreements in this Agreement relating to the Collateral, regardless of the termination of any right or obligation under this Agreement.

          (g) If any of them should receive any promissory note, trade acceptance, chattel mortgage, or other Instrument (except a check or draft which is promptly deposited in a bank account) in payment of or to evidence the indebtedness owed on any of their respective Accounts or Instruments, the recipient shall immediately deliver the same to Bank, except that Student Notes shall not be required to be delivered more frequently than monthly, appropriately endorsed or assigned with recourse to Bank's order and, regardless of the form of such endorsement or assignment, Borrower and Guarantors hereby waive presentment, demand, notice of dishonor, protest and all other notices with respect to any such Instrument.

          (h) At such times as Bank may request, Borrower or any Guarantor shall execute and deliver a schedule or other form of identification, in form reasonably required by Bank, of all Accounts and Instruments of Borrower or such Guarantor, together with such other evidences of the existence, status and identity of such Accounts and Instruments as Bank may reasonably require. At such times as Bank may request, Borrower shall deliver to Bank copies of all management reports produced in the ordinary course of Borrower's business which concern payments made with respect to Accounts or Instruments.


                                 ARTICLE VIII
                          Other Affirmative Covenants
                          ---------------------------

     Borrower and Guarantors jointly and severally covenant and agree that so long as Bank's commitment hereunder is in effect and until such time as all Loans and all other Bank Liabilities have been fully paid and discharged, Borrower and, where indicated, Guarantors shall duly perform and observe each and all of the following covenants and agreements unless Bank shall otherwise consent in writing:

     8.01.  Maintenance of Corporate Existence; Compliance with Laws.  Each of
            --------------------------------------------------------
Borrower and Guarantors shall maintain its corporate existence, rights and franchises; shall do or cause to be done all things necessary to become and remain duly qualified to do business in all jurisdictions where such qualification is required; shall comply with all applicable laws and all applicable rules, orders and regulations of and restrictions imposed by federal, state and local (or foreign, if applicable) governmental bodies, agencies and instrumentalities, specifically including but not limited to any law, rule, order, regulation or restriction promulgated or enforceable by the United States Department of Education ("DOE"), or relating to securities (including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission under such acts), employee benefits (including, without limitation, ERISA and the Code), fair labor standards, environmental protection and pollution control (including, without limitation, all Environmental Laws), land use and zoning, energy and industrial facilities siting, or occupational health and safety, where any failure to comply would or could have a material adverse effect on the business, operations, financial condition or prospects of Borrower or any Guarantor; and shall obtain, preserve and keep in force any and all licenses, permits, franchises, patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets and other authorizations and rights necessary to the ownership of its properties or necessary to or useful in the conduct of its business.

     8.02.  Financial Statements.
            --------------------

               (a) As soon as available and in any event within one hundred five (105) days after the end of each of its fiscal years, Borrower shall deliver to Bank a consolidated balance sheet of Borrower and all Guarantors as at the end of such fiscal year and consolidated statements of income, stockholders' equity and cash flows of Borrower and all Guarantors for such year (all hereinafter collectively referred to as "financial statements"), in reasonable detail, setting forth in comparative columnar form the corresponding figures for the preceding fiscal year, and accompanied by a report of a firm of independent certified public accountants acceptable to Bank, stating that such accountants have audited such financial statements in accordance with generally accepted auditing standards, that such accountants believe that their audits provide a reasonable basis for their opinion, and that, in the opinion of such accountants such financial statements present fairly, in all material respects, the consolidated financial position of Borrower and all Guarantors as of the dates indicated and the consolidated results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards.

               (b) Within thirty (30) days after the end of each calendar month (excluding each December), Borrower shall deliver to Bank (i) consolidated financial statements of Borrower and all Guarantors, combined financial statements of Borrower and all Guarantors, all as of the end of and for such month and the part of Borrower's current fiscal year ended at the end of such month, in form and detail acceptable to Bank, setting forth in comparative columnar form the figures for the corresponding period of the preceding fiscal year and certified by the chief financial officer or principal accounting officer of Borrower to present fairly, in all material respects, the financial position of Borrower and all Guarantors as of the end of such month and the results of their operations for the period then ended, in conformity with generally accepted accounting principles consistently applied,
(ii) a certificate signed by the chief executive officer, chief financial officer or principal accounting officer of Borrower demonstrating (with computations in reasonable detail) compliance by Borrower with the provisions of this Article VIII and Article IX hereof and stating that there exists no Default, or, if any Default exists, specifying the nature and period of existence thereof and what action Borrower proposes to take with respect thereto, and (iii) a listing of all Eligible Notes as prepared by NLSC.

     8.03.  Notices and Reports.  Borrower shall also provide to Bank:
            -------------------

               (a) Forthwith upon learning of (i) the occurrence of any Default, (ii) the institution of, or any adverse determination in, any litigation, arbitration proceeding or administrative or other governmental proceeding which involves an asserted liability of Borrower or any of the Guarantors exceeding $250,000.00 or which is otherwise material to Borrower and the Guarantors, taken as a whole, or (iii) any other material adverse action taken by any private or governmental commission, board, agency or other Person with respect to the accreditation, or eligibility to receive funds under or to otherwise participate in student financial assistance programs, of any school, or other educational institution or program operated by Borrower or any of the Guarantors, written notice setting forth the details thereof and the steps being taken by Borrower with respect thereto;

               (b) Forthwith upon receipt of any written communication from any surety on any bond in which Borrower or any of the Guarantors is a named principal, a true and complete copy of such communication;

               (c) Concurrently with the transmission thereof to the Securities and Exchange Commission or Borrower's security holders, copies of all registration statements, proxy statements, reports and other communications filed by Borrower with the Securities and Exchange Commission or distributed to Borrower's security holders as such; and

               (d) From time to time, such additional information regarding the financial position, business, properties or affairs of Borrower or any of the Guarantors as Bank may reasonably request.

     8.04.  Insurance.  Borrower and each Guarantor shall maintain:
            ---------

               (a) Extended coverage hazard insurance on all tangible property that is part of the Collateral and all other of their respective assets and properties of an insurable nature and of a character usually insured by persons engaged in the same or similar businesses, in amounts equal to the full insurable value (determined in a manner reasonably acceptable to Bank) of the insured property, insuring against all risks customarily insured against by persons engaged in the same or similar businesses, including, without limitation, fire, malicious mischief, vandalism and other casualty coverage, and naming Bank as loss payee as its interest appears;

               (b) Liability insurance against claims for personal injury or death or property damage suffered by members of the public or others in or about any of Borrower's or any Guarantor's premises or occurring by reason of Borrower's or any Guarantor's ownership, maintenance, use, operation or construction of any plants, shops, machinery or other facilities, with limits of liability not less than $1,000,000 combined single limit per occurrence, and naming Bank as an additional insured; and

               (c) Any and all workers' compensation or similar insurance required under the laws of any jurisdiction in which any of its places of business may be situated.

All such casualty, liability and workers' compensation insurance shall be effected under valid and enforceable policies issued by insurers reasonably acceptable to Bank and shall be maintained in full force and effect until all Bank Liabilities are paid. Each such insurance policy shall include an endorsement prohibiting cancellation or material change of the policy within at least 30 days prior written notice to Bank, without any disclaimer of liability for failure to give such notice.

     8.05.  Taxes, Other Liens and Indebtedness.  Borrower and each Guarantor
            -----------------------------------
shall promptly pay and discharge when due, or in conformity with customary trade terms, all taxes, assessments, and other governmental charges or levies imposed upon Borrower or such Guarantor or upon their respective incomes or upon any of Borrower's Assets, or upon any part thereof, as well as all other Indebtedness incident to the operations of Borrower or such Guarantor; provided, however, that Borrower and Guarantors shall not be required to pay any such tax, assessment, charge, levy or other Indebtedness (other than the Bank Liabilities) if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted and if Borrower or such Guarantor shall have set up adequate reserves therefor as determined by Bank in its reasonable discretion.

     8.06.  Maintenance of Properties.  Borrower and each Guarantor shall, and
            -------------------------
Borrower shall cause all employees, agents or other operators authorized to operate or use or have custody of any of Borrower's Assets to, maintain Borrower's Assets generally in good and workable condition at all times and make all repairs, replacements, additions and improvements thereto as are reasonably needed for the proper and efficient conduct of the businesses carried on in connection therewith. Borrower and each Guarantor shall comply at all times, with the provisions of all leases and other agreements to which Borrower or any Guarantor is a party and which (i) relate to real or personal property useful in the business of Borrower or of any Guarantor, or (ii) are, or the lapse of which is or would be, material to the business, operations financial condition or prospects of Borrower and the Guarantors, taken as a whole, so as to prevent any loss or forfeiture thereof or thereunder, unless compliance therewith is being currently contested in good faith by appropriate proceedings and Borrower shall, in accordance with generally accepted accounting principles, have set aside on its books adequate reserves with respect thereto as determined by Bank in its reasonable discretion;

     8.07.  Nature of Business; Books and Records; Other Information; Inspection
            --------------------------------------------------------------------
and Audit.  Borrower and Guarantors shall continue their respective businesses
---------
without material change or interruption and, without the written approval of Bank, Borrower and Guarantors shall not engage in any material business other than their respective regular businesses as carried on as of the date hereof. Borrower and Guarantors shall keep proper books and records of account pertaining to their respective operations. Promptly upon receipt thereof, Borrower shall furnish a copy of any report, not otherwise required to be delivered hereunder, submitted to Borrower by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower or any Guarantor. From time to time upon the reasonable request of any authorized officer of Bank to Borrower, Borrower will furnish or will cause its independent certified public accountants to furnish to Bank such other information regarding the business, affairs and condition, financial or otherwise, of Borrower and the Guarantors as such officer may reasonably request. The authorized officers, agents, independent auditors, employees and representatives of Bank shall have the right, during normal business hours and upon reasonable notice, to visit and inspect any premises occupied by Borrower or a Guarantor or any other of Borrower's Assets and to examine and audit the books and records of Borrower and the Guarantor to make copies, notes and abstracts therefrom, and to discuss the affairs, finances and accounts of Borrower and the Guarantor with the principal officers of and independent public accountants for Borrower and the Guarantors, all at such reasonable times and as often as Bank may reasonably request.

     8.08.  Bank Accounts.  Borrower shall maintain its principal banking
            -------------
relationship and accounts with Bank, and shall pay fees and other charges for depository services at the same rates as are customarily charged to other similar commercial deposit customers of Bank.

     8.09.  Cooperation; Further Assurances, Borrower and Guarantors shall
            -------------------------------
cooperate fully with Bank in preparing, submitting, furnishing, filing and recording at Borrower's expense any reports, financing statements, instruments, documents or other items that may be required of or reasonably requested by Bank. Borrower and Guarantors shall, upon Bank's request, provide such further documents and assurances concerning the transactions contemplated hereunder as may be necessary or desirable to establish Borrower's and Guarantor's willingness and ability to fully perform the terms and obligations contained in this Agreement and the other Loan Documents.

     8.10.  Compliance with Loan Documents.  Borrower and Guarantors shall cause
            ------------------------------
all payments to be made on
the Note as the same shall become due and payable and shall promptly and fully perform the Bank Liabilities and all the agreements and undertakings of Borrower under the Loan Documents and refrain from doing any act or acts that would violate any covenant or agreement contained in the Loan Documents.

     8.11.  Indemnification Against Environmental Liability.  Borrower and
            -----------------------------------------------
Guarantors jointly and severally agree that they shall indemnify and hold harmless Bank, any other financial institution which purchases a participation in the Loans, and their respective officers, directors, employees, agents, successors and assigns, and the officers, directors, employees and agents of any successor or assign of either Bank or any such other financial institution, against any and all claims, demands, losses, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, whether or not suit be commenced and including fees incurred in connection with proceedings in appellate courts) which (a) arise out of or relate to any investigatory or remedial action, pursuant to any Environmental Law, which relates to or involves operations or property (including but not limited to the real property encumbered by the Mortgage) of Borrower or any of the Guarantors, or (b) on account of injury to any person or damage to any property arising out of, in connection with or in any way relating to the breach of any covenant contained in this Agreement, including but not limited to covenants regarding compliance with Environmental Laws.

     8.12.  Net Worth, Current Ratio and Working Capital. Based upon the monthly
            --------------------------------------------
financial statements delivered by Borrower pursuant to Section 8.02(b), Borrower and Guarantors shall maintain (a) Consolidated Tangible Net Worth not less than $6,400,000.00; (b) Consolidated Current Assets equal to not less than 100% of Consolidated Current Liabilities; (c) Consolidated Quick Ratio (as defined under
FASB) of 1:1; and (d) Consolidated Working Capital of not less than $1,000.00. Borrower and Guarantors shall remain in compliance with all federal statutes, regulations and orders binding upon them and enforceable by the DOE, including but not limited to the Factors of Financial Responsibility as required by the DOE in regulations published in the Federal Register on June 30, 1995, 34 CFR
Section 688.15: "Factors of Financial Responsibility@, and all amendments thereto as of the end of each fiscal quarter or other period for which Borrower is required to submit compliance reports to the DOE.


                                  ARTICLE IX
                           Other Negative Covenants
                           ------------------------

     Borrower and Guarantors jointly and severally covenant and agree that so long as Bank's commitment hereunder is in effect and until such time as all Loans and all other Bank Liabilities have been fully paid and discharged, Borrower and Guarantors shall observe each and all of the following covenants and agreements unless Bank shall otherwise consent in writing:

     9.01.  Merger; Liquidation; Sale of Assets. Borrower and Guarantors shall
            -----------------------------------
not become a party to any merger or consolidation with any Person other than Borrower or a Guarantor, nor shall Borrower or any Guarantor dissolve or liquidate, or sell, convey, lease, transfer or otherwise dispose of, in any single transaction or series or related transactions, all or any substantial part of the respective assets of Borrower or any Guarantor to any Person other than Borrower or a Guarantor; provided, however, (a) the liquidation or sale in any calendar year of Assets having an aggregate book value of no greater than $100,000.00, and (b) the transfer to CenCor of accounts that have been written-off by Borrower in the usual and ordinary course of its business, shall not be deemed a violation of this Section.

     9.02.  Restrictions on Liens. Borrower and Guarantors shall not, and
            ---------------------
Borrower shall not permit any Guarantor to, (a) create or incur or suffer to be created or incurred or to exist any Lien upon any of Borrower's Assets, whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) enter into or permit to exist any arrangement or agreement which prohibits it from creating such Liens, except to the extent any such prohibition is imposed by applicable law or a regulatory agency; (c) transfer any of Borrower's Assets, or any interest therein, for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors (other than a transfer to Bank); (d) acquire or agree or have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement; (e) suffer to exist, for a period of more than 30 days after the same shall have been incurred, any Indebtedness which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (f) subject to the provisions of Section 9.01, sell, assign or otherwise transfer any of its Accounts, Instruments or Chattel Paper, with or without recourse; provided, however, that Borrower may create or incur or suffer to be created or incurred or to exist:

     (i) Liens incidental to the conduct of Borrower's or any Guarantor's business or the ownership of Borrower's Assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate --

          (A) materially impair the use of the assets subject to such Liens in the operation of the business of Borrower and the Guarantors, taken as a whole; or

          (B) materially detract from the value of the assets subject to such Liens for the purpose of the business of the Borrower and the Guarantors, taken as a whole;

     (ii) Liens to secure taxes, assessments and other governmental charges or claims for labor, material or supplies to the extent that and so long as payment thereof is not required to be made in accordance with the Section of this Agreement entitled "Taxes, Other Liens and Indebtedness";
                                 -----------------------------------

     (iii) Deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other employment related claims or charges or in connection with any litigation, administrative proceeding, dispute or contest in respect of any such claims or charges to the extent that and so long as payment thereof is not required to be made in accordance with the Section of this Agreement entitled "Taxes, Other Liens and Indebtedness";
               -----------------------------------

     (iv) Liens on property or assets of a Guarantor to secure obligations of such Guarantor to the Borrower or another Guarantor;

     (v)    Liens arising from Capitalized Leases; and

     (vi) Liens on certificates of deposit pledged by Borrower as of the date hereof to secure contingent obligations to Mark Twain Bank.

     9.03.  Indebtedness.  Neither Borrower nor any Guarantor shall directly or
            ------------
indirectly, incur, create, assume, guarantee, become contingently liable in connection with, or suffer to exist any Indebtedness except (a) the Bank Liabilities, (b) trade payables and other Indebtedness (excluding any Indebtedness for borrowed money) that arise in the ordinary and usual course of the business of Borrower and Guarantors, (c) obligations for the payment of rent on real property necessary to the operation of the business of Borrower and Guarantors, (d) Capitalized Leases Obligations and loans not exceeding an aggregate principal amount of $750,000.00 and annual payment obligations thereon not exceeding $250,000.00; (e) leases other than Capitalized Leases for the possession and use of real and personal property; (f) the Subordinated 5% Debentures; and (g) contingent obligations owed to Mark Twain Bank of Kansas City ("MARK TWAIN BANK") relating solely to letters of credit issued by that Bank in favor of the DOE and the States of California and Colorado. Notwithstanding the foregoing, Bank acknowledges that Borrower and Guarantors owe certain indebtedness ("CENCOR DEBT") to CenCor. Borrower and each Guarantor represents and warrants the CenCor Debt (x) is a non-recourse, unsecured obligation; (y) does not exceed $480,000.00; and (z) is collectible solely from Borrower's and Guarantors' Accounts that (i) have not had any payments made for 180 or more days; (ii) do not qualify as Eligible Accounts; and (iii) have been written-off as uncollectible Accounts in accordance with Borrower's and Guarantors' usual and customary accounting practices ("BAD ACCOUNTS"). Bank agrees that Borrower and Guarantors may continue to assign their Bad Accounts to CenCor solely to satisfy the remaining balance of the CenCor Debt.

     9.04.  Rental Obligations.  Neither Borrower nor any Guarantor shall incur
            ------------------
any obligation for the payment of rent which causes the aggregate obligations of Borrower and the Guarantors for the payment of rent (excluding obligations under Capitalized Leases) to exceed $3,300,000.00 during any fiscal year of Borrower.

     9.05.   Maintenance of Location of Records and Chief Executive Office.
             -------------------------------------------------------------
Neither Borrower nor any Guarantor shall move any of its records relating to Accounts, Contract Rights or Inventory to a new location, or change the location of its Chief Executive Office, except upon not less than thirty (30) days prior notice to Bank.


                                   ARTICLE X
                             Defaults and Remedies
                             ---------------------


     10.01.  Events of Default.  The occurrence of one or more of the following
             -----------------
events shall constitute an "EVENT OF DEFAULT" under this Agreement:

               (a) Any failure by Borrower to pay when due any installment of principal or interest on the Note or any costs, fees, reimbursable expenses or other amounts payable by Borrower hereunder or under any of the other Loan Documents, which failure is not cured within five (5) Banking Days after the payment shall have become due; or

               (b) Any failure by Borrower or any Guarantor to perform or observe any other term, covenant or provision of the Bank Liabilities, which failure is not remedied or cured within thirty (30) days after written notice thereof shall have been given by Bank to Borrower; provided, however, that in the case of any such failure which by its nature can be cured but cannot possibly be cured within such thirty-day period, such failure shall not constitute an Event of Default so long as (i) Borrower or the affected Guarantor shall have commenced action to cure the same within such thirty-day period; (ii) Borrower or the affected Guarantor shall be diligently pursuing action to cure the same as promptly as possible; and (iii) such default is not materially impairing the value of the Collateral or the validity or enforceability of the Liens; or

               (c) Any representation or warranty made by Borrower herein or in any report, certificate, financial statement or other writing furnished in connection with or pursuant to this Agreement or the Loan Documents proving to have been false or materially incorrect or misleading as of the date on which it was made or to have become incorrect in any material respect; or

               (d) The occurrence of a default or event of default with respect to, or of any other event which permits the holder thereof to accelerate the maturity of, any Indebtedness owing by Borrower to any Person other than Bank; or

               (e) The validity or enforceability of this Agreement, any of the Loan Documents or any transaction contemplated hereunder being contested by Borrower or any Guarantor, or Borrower or any Guarantor denying that it has any further liability or obligation hereunder when any Bank Liabilities remain unpaid; or

               (f) Commencement by Borrower of a voluntary case under Title 11 of the United States Code, or any similar law, federal or state, whether now or hereafter existing; or

               (g) Entry by a court of an order for relief against Borrower in an involuntary case under Title 11 of the United States Code or any such similar law, appointment of a trustee or receiver for Borrower or all or a substantial part of the properties of Borrower in any involuntary proceeding, or the taking by any court of jurisdiction of all or a substantial part of the properties of Borrower in any involuntary proceeding for the reorganization, dissolution, liquidation or winding up of the business of Borrower, unless such order is vacated or stayed on appeal or otherwise or such trustee or receiver is discharged or such jurisdiction is relinquished within 60 days of the event in question; or

               (h) Borrower becoming insolvent, or making an assignment for the benefit of creditors or admitting in writing its inability to pay its debts generally as they become due, or consenting to the appointment of a receiver or trustee or liquidator of all its properties or a substantial part thereof, or failing within 60 days to pay bond or otherwise discharge any judgment or attachment which is not stayed on appeal or otherwise being contested in good faith; or

               (i) Jack L. Brozman ("BROZMAN") shall cease to be Chairman of the Board of Directors of Borrower for any reason whatsoever and a substitute Chairman acceptable to Bank in its reasonable discretion is not appointed within a reasonable period of time; or

               (j) the total percentage of Borrower's outstanding common stock owned by Brozman, the Estate of Robert F. Brozman, deceased, or other Persons controlled by Brozman, declines to less than 20% for any reason whatsoever.

All Events of Default described within Section 10.01(a) shall be deemed continuing unless such amounts are paid and accepted by Bank within the calendar month in which they are due. All other Events of Default described in Section
10.01 shall be deemed continuing unless expressly waived by Bank in writing.

     10.02.  Acceleration of Note; Remedies.  At any time after the
             ------------------------------
occurrence of any Event of Default, Bank may, without prior notice to Borrower or any other Person, declare the unpaid balance of the Note, all accrued and unpaid interest thereon and all other Bank Liabilities to be immediately due and payable notwithstanding the stated maturity thereof. Upon such declaration, the unpaid balance and accrued interest on the Note and all other sums owing under this Agreement and the other Loan Documents shall become immediately due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and notwithstanding any subsequent cure of all Events of Default. Bank may thereupon proceed to enforce its rights and remedies under this Agreement, the Loan Documents and the Uniform Commercial Code and to collect the Note, by suit at law or in equity or otherwise. Bank's rights include, without limitation, all other collection rights under this Agreement and the rights to:

               (a) transfer any of the Collateral into its name or that of its nominee on the books of the issuer thereof (if any), without thereby effecting a foreclosure of its security interest or a retention of the Collateral in satisfaction of the Bank Liabilities or any thereof, unless otherwise acknowledged in writing by Bank;

               (b) exercise any voting rights carried by any of the Collateral and give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof (Borrower and Guarantors hereby for such purpose irrevocably constituting and appointing Bank and each of its present and future officers the proxies and attorneys-in-fact of Borrower and Guarantors, under powers coupled with interests, with full power of substitution in each, and hereby releasing Bank from any liability it otherwise might have to Borrower or any Guarantor as a result of any action taken pursuant to this authorization);

               (c) require Borrower and Guarantors to assemble the Collateral and to make it available to Bank at a place reasonably convenient to both parties; and

               (d) sell, assign and deliver, at any time or from time to time, in one or more lots, any or all of the Collateral, at any private or public sale, for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Bank, in its reasonable discretion, may determine, Borrower and Guarantors hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder.

Bank, if permitted by law under the circumstances, may bid for and purchase the whole or any part of the Collateral so sold free from any such right or equity of redemption. Any notification required by law to be given in connection with any sale shall conclusively be deemed reasonable if given as provided in the Section of this Agreement entitled "Notices" hereof not less than ten (10) days
                                    -------
prior to the time of any public sale or the time after which any private sale is to be made. For the purpose hereof, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof, and Bank shall be free to carry out such sale pursuant to such agreement and Borrower and Guarantors shall not be entitled to the return of any of the Collateral subject thereto, notwithstanding that subsequent to the Pledgee's entry into such an agreement Borrower and Guarantors may have paid in full the Bank Liabilities. In connection with any sale of all or any part of the Collateral, Bank may adopt such procedures and require such representations from and impose such restrictions on the purchaser as Bank may reasonably deem necessary to avoid violation of federal or state securities laws, without thereby detracting from the commercial reasonableness of the sale.

     10.03.  Right of Set-Off.  In addition to any other remedies provided for
             ----------------
herein, in the Loan Documents, in the Uniform Commercial Code, or otherwise at law or in equity, upon the occurrence of an Event of Default, Bank shall have the right of set-off, without demand or notice to anyone, against any funds of Borrower or any Guarantor on deposit with it.

     10.04.  Collection of Accounts.  Bank shall have the right to control the
             ----------------------
collection of Accounts as provided in Section 7.02(d) of this Agreement, but shall have no obligation to exercise such right.

     10.05.  Performance of Contracts.  At any time after the occurrence of an
             ------------------------
Event of Default, if Bank determines in good faith that such action is necessary or appropriate in the interest of preserving and realizing on the Collateral, Bank may take over, either directly or by contracting with a third party, at Borrower's expense, the performance of Borrower's obligations under any contract under which an Account has arisen and which has not been fully performed by Borrower.

     10.06.  Remedies Cumulative.  All rights and remedies of Bank provided in
             -------------------
this Agreement, the other Loan Documents, the Uniform Commercial Code or otherwise at law or in equity are cumulative, and Bank may exercise any or all such rights and remedies at any time and from time to time. No single or partial exercise of any right, power, or privilege under any Loan Document shall constitute a waiver of or prejudice or preclude any other or future exercise thereof or the exercise of any other right, power, or privilege.

     10.07.  No Cure.  The exercise of any right or remedy of Bank shall not
             -------
constitute a cure of any Event of Default unless all sums then due and payable to Bank with respect to the Loan Documents are repaid and Borrower has cured all other Events of Default.

     10.08.  Borrower's and Guarantor's Schools.  Part of the Collateral is
             ----------------------------------
owned and used by Borrower and Guarantors in connection with the operation of"ConCorde Career Institutes" located in various states (collectively, "Schools"). Borrower, Guarantors and Bank acknowledge and agree the value of the Schools as going concerns significantly exceeds the combined value of their individual assets sold on a piecemeal basis. In order to maximize the value of such Collateral, Borrower and each Guarantor covenants and agrees that upon demand by Bank following any Event of Default and during the continuance thereof, they shall relinquish possession and control of such Schools demanded by Bank to either Bank or any Person designated by Bank ("TRUSTEE"). The Trustee shall be permitted to operate such Schools pending final sale or other disposition thereof, either by Borrower or Guarantors, or by Bank in the exercise of its remedies under the Uniform Commercial Code. Should Bank commence any litigation against Borrower or any Guarantor following any Event of Default and during the continuance thereof, Borrower and all Guarantors hereby unconditionally and irrevocably consent to the appointment of one or more receivers (individually, "RECEIVER") for the operation of any one or more Schools pending final disposition of such litigation. Notwithstanding the foregoing, nothing contained herein shall obligate Bank to demand the appointment of a Trustee or Receiver or to take possession or control of all or any part of the Collateral subsequent to an Event of Default and during the continuance thereof, and the decision of whether to take any such action or remedy shall be in the sole and exclusive discretion of Bank. Neither Bank, any Trustee, nor any Receiver shall be personally liable for any loss whatsoever occurring after the transfer of possession of any School other than for those losses directly and proximately caused by the intentional or wilful misconduct of the party sought to be charged with such loss.

                                  ARTICLE XI
                                 Miscellaneous
                                 -------------

     11.01.  Place and Crediting of Payments. All payments of interest,
             -------------------------------
principal, fees, expenses and other amounts payable by Borrower hereunder shall be made promptly when due, in immediately available funds and lawful money of the United States, at Bank's office at 701 Minnesota, One Security Plaza, Kansas City, Kansas 66117, or at such other office as Bank shall direct in writing from time to time. Payments received by Bank after 2:00 p.m. shall be credited on the next Banking Day.

     11.02.  Payment on Non-Banking Days.  Whenever any payment to be made
             ---------------------------
pursuant to this Agreement or the Note or the other Loan Documents shall be stated to be due on a day that is not a Banking Day, payment shall be due and made on the next succeeding Banking Day and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

     11.03.  No Waiver.  Neither any course of dealing between Borrower Bank nor
             ---------
any omission or delay by Bank in exercising any right, power or privilege under this Agreement or any other Loan Documents shall impair such right, power or privilege or be construed to be a waiver of or acquiescence in any Event of Default, and any single or partial exercise of any right, power or privilege shall not preclude other or further exercise of that or any other right, power or privilege and no waiver shall be valid unless in writing and signed by Bank and then only to the extent specified.

     11.04.  Authority to Act. Bank shall be entitled to act upon any notices
             ----------------
and instructions (telephonic or written) reasonably believed by Bank to have been delivered by any person authorized to act on behalf of Borrower or any Guarantor pursuant hereto, regardless of whether any such notice or instruction was in fact delivered by a person so authorized to act, and Borrower and Guarantors hereby agree to indemnify Bank and hold it harmless with respect to any losses or expenses ensuing from any such action.

     11.05.  Termination.  Unless sooner terminated as hereinafter provided,
             -----------
Bank's commitment to make Loans hereunder shall expire on April 30, 1998, provided that Bank's commitment may be extended by written instrument specifying the duration of the extension and signed on behalf of Bank by an authorized officer of Bank. Without any prior notice to Borrower in either case, Bank may suspend its commitment to make Loans under this Agreement at any time during the existence of any uncured Default and may terminate its commitment at any time after the occurrence of any Event of Default, notwithstanding any subsequent cure of such Event of Default. In the event Bank suspends its commitment and thereafter all existing Defaults are cured before becoming Events of Default, Bank's commitment shall be reinstated upon the cure of the last of such Defaults to be cured. Neither the suspension nor the termination of Bank's commitment shall affect any other of the rights, liabilities or obligations of Bank and Borrower under this Agreement.

     11.06.  Successors and Assigns. The provisions of this Agreement shall be
             ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations under this Agreement or any of the Loan Documents or any interest in any moneys due or to become due under any of the Loan Documents without the prior written consent of Bank. Borrower recognizes that in making the Loans hereunder Bank is relying upon Borrower's expertise and reputation and Bank's knowledge of Borrower.

     11.07.  Notices. All notices, requests, demands and other communications
             -------
required or permitted by this Agreement shall be in writing and shall be given to or made upon the respective parties hereto by depositing the same in the United States mail, certified or registered, postage prepaid, or by telegram or private courier service, charges prepaid, or by delivery in person, to the appropriate address set forth below, and shall be deemed given or made when so deposited in the mail, delivered to the telegraph company or personally delivered.

             If to Borrower:
             ---------------

                    ConCorde Career Colleges, Inc.
                    Attention:  Jack L. Brozman
                    12th & Baltimore, City Center Square
                    P.O. Box 26610

                     Kansas City, Missouri 64196

                     with copies to:

                     Bryan Cave, LLP
                     Attention:  Thomas W. Van Dyke
                     One Kansas City Place, Suite 3500
                     1200 Main Street
                     Kansas City, Missouri 64105



             If to Bank:
             -----------

                    Security Bank of Kansas City
                    P.O. Box 171297
                    One Security Plaza
                    Kansas City, Kansas 66117

                    with a copy to:

                    Dunn & Keller, L.C.
                    Attention:  John M. Keller
                    800 W. 47th, Suite 406
                    Kansas City, Missouri 64112

  Either party may change its notice address by giving written notice to the other party. When given to Borrower as herein provided, notice shall also be deemed to have been given to all Guarantors.

     11.08.  Amendments. Borrower, Bank and Guarantors may from time to time
             ----------
enter into written agreements supplemental hereto for the purpose of modifying or adding any provision to this Agreement or changing the rights and privileges of Bank, Borrower or any Guarantor hereunder. Any such supplemental agreement shall be binding upon Borrower, Bank and Guarantors and their respective successors and assigns. The provisions of this Section shall not, under any circumstances, limit the Bank's rights, or Borrower's or any Guarantor's obligations, under any other provision of this Agreement.

     11.09.  Severability. Should any court or bankruptcy tribunal hold any
             ------------
provision of this Agreement to be invalid, void or unenforceable for any reason whatsoever, then such provision shall be deemed automatically severed from this Agreement and all other provisions hereof shall remain fully and completely enforceable according to their original terms. Should Borrower, any Guarantor, or any other Person upon whom any provision of this Agreement is binding be discharged or released of any obligation hereunder, such discharge or release shall not affect the liability of any other party to this Agreement. A judicial determination in any jurisdiction that any provision hereof is invalid, void or unenforceable shall not preclude the operation or binding effect of such provision in any other jurisdiction.

     11.10. Survival of Representations, Rights and Obligations. All representations, warranties, conditions, covenants and other terms herein shall survive the Closing and the execution hereof and all other Loan Documents and the making of the Loans hereunder. The rights of Bank and the obligations of Borrower under this Agreement shall survive the maturity of the Note (whether such maturity occurs by acceleration or otherwise) and shall continue in full force and effect until all amounts due under the Note and all other Bank Liabilities have been fully paid and discharged.

     11.11.  Governing Law. This Agreement, the Note and the other Loan
             -------------
Documents shall be construed in accordance with and governed by the laws, statutes and decisions of the State of Kansas.

     11.12.  Headings. Article and Section headings in this Agreement are
             --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     11.13.  Expenses of Bank. Borrower and Guarantors jointly and severally
             ----------------
agree to pay or reimburse Bank, on demand, for all reasonable out-of-pocket costs, fees and expenses, including but not limited to reasonable attorneys' fees and expenses (whether or not suit be commenced and including fees and expenses in connection with proceedings in bankruptcy and appellate courts), if and to the extent not prohibited by applicable law, incurred or paid by Bank in connection with the negotiation, preparation, execution, interpretation and enforcement of this Agreement and the other Loan Documents, or in connection with the collection or enforcement of any of the Bank Liabilities or the exercise of any of Bank's rights and remedies under the Loan Documents, all of which costs, fees and expenses shall become and remain a part of the Bank Liabilities until paid or reimbursed and shall bear interest from the date of Bank's demand until paid or reimbursed in full at the Default Rate specified in the Note; provided, however, Borrower and Guarantors shall not be obligated to reimburse more than $10,000.00 to Bank for attorneys' fees incurred in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents.

     11.14.  Certain Decisions. Where this Agreement, the Note, the other Loan
             -----------------
Documents or related materials provide that any matter, document, instrument, item or thing is subject to the discretion, consent, satisfaction, approval or determination of Bank, then, unless expressly otherwise provided, such discretion, consent, satisfaction, approval or determination may be exercised, made or withheld by Bank in the exercise of its sole and absolute discretion and shall not be subject to review under any standard other than Bank's subjective good faith in conformity with its customary standards and practices.

     11.15.  Entire Agreement. This Agreement and the Exhibits attached hereto
             ----------------
embody the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

     11.16.  Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     11.17.  NO ORAL AGREEMENTS. The following is included in this Agreement
             ------------------
pursuant to K.S.A. Section 16-118(b):

             THIS AGREEMENT, THE NOTE, AND THE LOAN DOCUMENTS COLLECTIVELY CONSTITUTE THE WRITTEN CREDIT AGREEMENT WHICH IS THE COMPLETE AND FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN BORROWER AND BANK WITH REGARD TO THE EXTENSION OF CREDIT AND/OR FINANCIAL ACCOMMODATION REFERRED TO HEREIN AND CONTAINS ALL NONSTANDARD TERMS RELATING THERETO.

             SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF ANY CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN THE PARTIES.

             BORROWER AND BANK AFFIRM THAT THERE ARE NO UNWRITTEN ORAL CREDIT AGREEMENTS.

                        Bank's Initials: ______      Borrower's Initials: ______

     11.18. Venue.    Borrower and each Guarantor irrevocably agrees that
            -----
subject to Bank's sole and absolute election, Bank may bring suit, action, or other legal proceedings arising out of this Agreement in courts located in Kansas, whether local, state, or federal. Borrower and each Guarantor hereby consents to the jurisdiction of such courts and waives any rights they may have to request a change of venue or a removal to another court.

     11.19. WAIVERS OF JURY TRIAL.   ALL PERSONS WHO SIGN THIS AGREEMENT:  A)
            ---------------------
WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT, THE NOTE OR THE LOAN DOCUMENTS BROUGHT BY ANY PARTY; B) HAVE MADE THIS WAIVER KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY; C) ACKNOWLEDGE NO RELIANCE UPON ANY ORAL OR WRITTEN STATEMENTS MADE BY ANY OTHER PARTY OR IN ITS BEHALF, EITHER TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO MODIFY OR NULLIFY ITS EFFECT, OTHER THAN THOSE CONTAINED HEREIN; AND D) ACKNOWLEDGE HAVING READ AND UNDERSTANDING THE MEANINGS AND RAMIFICATIONS OF THIS WAIVER PROVISION. TO EFFECTUATE THE FOREGOING, BANK IS HEREBY GRANTED A POWER OF ATTORNEY TO FILE, AS ATTORNEY-IN-FACT FOR ALL OF THE PERSONS WHO SIGN THIS AGREEMENT, A COPY OF THIS AGREEMENT IN ANY COURT DESCRIBED IN THE SECTION OF THIS AGREEMENT ENTITLED "VENUS" . tHIS GRANT IS TO ALLOW BANK TO RECEIVE THE BENEFIT OF THIS WAIVER OF TRIAL BY

JURY PURSUANT TO ANY APPLICABLE LAW. THE COPY OF THIS AGREEMENT SO FILED SHALL CONCLUSIVELY BE DEEMED TO CONSTITUTE THE WAIVER OF TRIAL BY JURY BY ALL PERSONS WHO SIGN THIS AGREEMENT IN ANY PROCEEDING ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT, THE NOTE, ANY OTHER LOAN DOCUMENT, OR BANK'S CONDUCT WITH RESPECT TO ANY OF THE FOREGOING. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. ALL PERSONS WHO SIGN THIS AGREEMENT ACKNOWLEDGE THE FOREGOING WAIVER HAS BEEN REVIEWED WITH AN ATTORNEY OF SUCH PERSON'S CHOICE AND THE MEANING AND EFFECT OF THE FOREGOING WAIVER ARE FULLY UNDERSTOOD.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


                              SECURITY BANK OF KANSAS CITY



                              By: __________________________________
                                  Authorized Officer


                              CONCORDE CAREER COLLEGES, INC.


                              By: __________________________________
                                  Jack L. Brozman
                                  Chairman of the Board and
                                  Chief Executive Officer


ATTEST:

_________________________
Lisa M. Henak, Secretary

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )

          BE IT REMEMBERED, that on this _____ day of March 1997, before me, the undersigned, a notary public in and for said state, came Jack L. Brozman, Chairman of the Board and Chief Executive Officer of ConCorde Career Colleges, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                              _______________________________________
                              Notary Public in and for said County and State

My commission expires:

_____________________

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                              UNITED HEALTH CAREERS
                              INSTITUTE, INC.


                              By: __________________________________
                                  Asa E. Johnson, President
ATTEST:

_________________________
Lisa M. Henak, Secretary

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )


          BE IT REMEMBERED, that on this _____ day of March, 1997, before me, the undersigned, a notary public in and for said state, came Asa E. Johnson, President of United Health Careers Institute, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                         _______________________________________________
                         Notary Public in and for said County and State
My commission expires:

_____________________

                              SOUTHERN CALIFORNIA COLLEGE OF
                              MEDICAL AND DENTAL ASSISTANTS, INC.



                              By: __________________________________
                                  Asa E. Johnson, President
ATTEST:

_________________________
Lisa M. Henak, Secretary



                                 AKNOWLEDGEMENT
                                 --------------



STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )


          BE IT REMEMBERED, that on this _____ day of March, 1997, before me, the undersigned, a notary public in and for said state, came Asa E. Johnson, President of United Health Careers Institute, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                              _______________________________________
                              Notary Public in and for said County and State
My commission expires:

_____________________

                              CONCORDE CAREERS - FLORIDA, INC.



                              By: __________________________________
                                  Asa E. Johnson, President

ATTEST:

_________________________
Lisa M. Henak, Secretary

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )

          BE IT REMEMBERED, that on this _____ day of March, 1997, before me, the undersigned, a notary public in and for said state, came Asa E. Johnson, President of ConCorde Careers - Florida, Inc., a Florida corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                              _______________________________________________
                              Notary Public in and for said County and State
 My commission expires:

 _____________________

                              COLLEGES OF DENTAL AND MEDICAL
                              ASSISTANTS, INC.


                              By: __________________________________
                                  Asa E. Johnson, President
ATTEST:

_________________________
Lisa M. Henak, Secretary

                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )


          BE IT REMEMBERED, that on this _____ day of March, 1997, before me, the undersigned, a notary public in and for said state, came Asa E. Johnson, President of Colleges of Dental and Medical Assistants, Inc., a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                              _______________________________________
                              Notary Public in and for said County and State
My commission expires:

_____________________

                              CAREER ASSISTANCE, INC.


                              By: __________________________________
                                  Patrick J. Debold, President


ATTEST:

_________________________
Lisa M. Henak, Secretary

                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )

          BE IT REMEMBERED, that on this _____ day of March, 1997, before me, the undersigned, a notary public in and for said state, came Patrick J. Debold, President of Career Assistance, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.

                              _______________________________________
                              Notary Public in and for said County and State
My commission expires:

_____________________

                              COMPUTER CAREER INSTITUTE, INC.



                              By: __________________________________
                                  Asa E. Johnson, President


ATTEST:

_________________________
Lisa M. Henak, Secretary

                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI    )
                     ) ss.
COUNTY OF JACKSON    )

          BE IT REMEMBERED, that on this _____ day of March, 1997, before me, the undersigned, a notary public in and for said state, came Asa E. Johnson, President of Computer Career Institute, Inc., an Oregon corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                              _______________________________________
                              Notary Public in and for said County and State
My commission expires:

_____________________